As filed with the Securities and Exchange Commission on June 6, 2000.


                                        1933 Act Registration No. 333-66181
                                        1940 Act Registration No. 811-09079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Post-Effective Amendment No.  2
                                      --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.  3
                       --

                         MORGAN KEEGAN SELECT FUND, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               MORGAN KEEGAN TOWER
                               FIFTY FRONT STREET
                            MEMPHIS, TENNESSEE 38103
                            ------------------------
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (901) 524-4100

                              ALLEN B. MORGAN, JR.
                              --------------------
                  MORGAN KEEGAN TOWER, MEMPHIS, TENNESSEE 38103
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

                                                              Copies to:

                              ARTHUR J. BROWN, ESQ.
                              ---------------------
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box).

      -----
     /     /   immediately upon filing pursuant to paragraph (b) of Rule 485
      -----
     /     /   on               pursuant to paragraph (b) of Rule 485.
      -----
     /     /   60 days after filing pursuant to paragraph (a)(1).
      -----
     /     /   on               pursuant to paragraph (a)(1).
      -----
     / XXX /   75 days after filing pursuant to paragraph (a)(2).
      -----
     /     /   on             pursuant to paragraph (a)(2) of Rule 485.
      -----

If appropriate, check the following box:

      -----
     /     /   This post-effective amendment designates a new effective date
      -----    for a previously filed post-effective amendment.

The Growth Stock and Utilities Stock Portfolios have also executed this Registration Statement.

                         MORGAN KEEGAN SELECT FUND, INC.

PROSPECTUS                                         CORE EQUITY FUND
__, 2000
                                                   UTILITY FUND

 [LOGOS]

     Morgan Keegan Select Funds are a family of funds that include the Core Equity Fund and the Utility Fund.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4100
                                 (800) 366-7426

                         Internet: WWW.MORGANKEEGAN.COM

                                                                       CONTENTS

                                                                      THE FUNDS

A fund by fund look at                   Core Equity Fund                 _____
investment goals, strategies,            Utility Fund                     _____
risks, performance and expenses

Information on who may want to           Who May Want to Invest           _____
invest and who may not want to invest

More information about the funds        More Information about the Funds  _____
you should know before investing        Who Manages the Funds?            _____
                                        How is the Company Organized?     _____
                                        How Does Taxation Affect the
                                          Funds and Their Shareholders?   _____

                                                             SHAREHOLDER MANUAL

Information about account              How to Buy Shares                  _____
transactions and services              Distribution Fees                  _____
                                       How to Make Withdrawals
                                         (Redemptions)                    _____
                                       Transaction Policies               _____
                                       Tax-Deferred Retirement Plans      _____
                                       Other Shareholder Services         _____

                                                                MORE ABOUT RISK

                                       Investment Practices, Securities
                                         and Related Risks                _____
                                       Risk and Investment Glossary       _____

                                                           FOR MORE INFORMATION

Where to learn more about the funds    Back Cover

                                CORE EQUITY FUND
                                 [TICKER SYMBOL]

[ICON]   INVESTMENT GOAL

          The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

 [ICON]  PRINCIPAL INVESTMENT STRATEGIES

          The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

          The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

          The assets of the Portfolio representing each of these industry sectors are managed by one or more separate investment advisers.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          The fund's investment goal is not fundamental and may be changed without shareholder approval.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]   PRINCIPAL RISKS

          The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

THE CORE EQUITY FUND

     The Core Equity Fund was organized in May 2000, and has had no investment activity prior to the date of this Prospectus.

     The Core Equity Fund will invest all of its investable assets in the Growth Stock Portfolio which, including its predecessor, has an investment history dating back to 1988. The Gross Annual Return in the table below is based upon the actual historical gross return of the Growth Stock Portfolio for the period shown. The net annual returns depicted below should not be considered as an indication of actual performance for The Core Equity Fund.

     The Core Equity Fund and the Growth Stock Portfolio have a common investment objective which is growth of capital. The Core Equity Fund seeks to achieve its objective by investing all of its investable assets in the Growth Stock Portfolio. This table is an illustration of investment results utilizing the same investment strategy for periods which preceded the existence of The Core Equity Fund.

                                                        YEARS ENDED DECEMBER 31

A SHARES                                    1999        1998         1997         1996      1995
--------                                    ----        ----         ----         ----      ----
Growth Stock Portfolio
Gross Annual Return*                        22.72%      25.36%       31.15%       10.73%    26.25%

Total Annual Operating Expenses
for The Core Equity Fund Class A Shares**   -2.00%      -2.00%       -2.00%      -2.00%     -2.00%

Net Annual Return                           20.72%      23.36%       29.15%       8.73%     24.25%

*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Growth Stock Portfolio and is no assurance of future performance of The Core Equity Fund Class A shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class A shares to 2.00% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.

                                                        YEARS ENDED DECEMBER 31

C SHARES                                   1999         1998         1997        1996        1995
--------                                   ----         ----         ----        ----        ----
Growth Stock Portfolio
Gross Annual Return*                        22.72%      25.36%       31.15%      10.73%      26.25%


                                       4



Total Annual Operating Expenses
for The Core Equity Fund Class C Shares**   -2.75%      -2.75%       -2.75%      -2.75%      -2.75%

Net Annual Return                           19.97%      22.61%       28.40%       7.98%      23.50%


*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Growth Stock Portfolio and is no assurance of future performance of The Core Equity Fund Class C shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class C shares to 2.75% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.


                                                        YEARS ENDED DECEMBER 31

I SHARES                                   1999             1998         1997       1996      1995
--------                                   ----             ----         ----       ----      ----

Growth Stock Portfolio
Gross Annual Return*                       22.72%           25.36%       31.15%     10.73%    26.25%

Total Annual Operating Expenses
for The Core Equity Fund Class I Shares**  -1.75%           -1.75%       -1.75%     -1.75%    -1.75%

Net Annual Return                          20.97%           23.61%       29.40%      8.98%    24.50%


*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Growth Stock Portfolio and is no assurance of future performance of The Core Equity Fund Class I shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class I shares to 1.75% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.


[ICON]   FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A   CLASS C  CLASS I

     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price  3.00%1    None     None

     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                      None      1.00%2   None
     Exchange fee                                    None      None     None

    1 The sales charge declines as the amount invested increases. See "How to Buy Shares."

     2 A deferred sales charge on Class C shares applies only if redemption occurs within one year from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)3

                                             CLASS A       CLASS C      CLASS I

     Management Fees                         1.00%         1.00%        1.00%
     Distribution and Service (12b-1) Fees   0.25%         1.00%        0.00%
     Other Expenses4                         0.75%         0.75%        0.75%
                                             -----         -----        -----
     Total Annual Fund Operating Expenses    2.00%         2.75%        1.75%

     3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     4 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $380             $853
                  Class I           $178             $551

     You would pay the following expenses if you did not redeem your shares:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $278             $853
                  Class I           $178             $551

     Of course, your actual costs may be higher or lower.

                                  UTILITY FUND
                                 [TICKER SYMBOL]

[ICON]   INVESTMENT GOAL

          The fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

 [ICON]  PRINCIPAL INVESTMENT STRATEGIES

          The fund invests all of its assets in The Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

          The subadviser utilizes fundamental analysis to identify those securities that it believes provide current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          Except for the Portfolio's concentration policy, none of the Portfolio's investment goals are fundamental and may be changed without shareholder approval.

          For more information, see "How Does the Fund Pursue Its Investment Goals?" under "More Information About the Funds."

[ICON]   PRINCIPAL RISKS

          Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                  PERFORMANCE

 THE UTILITY FUND

     The Utility Fund was organized in May 2000, and has had no investment activity prior to the date of this Prospectus.

     The Utility Fund will invest all of its investable assets in the Utilities Stock Portfolio which, including its predecessor, has an investment history dating back to 1995. The Gross Annual Return in the table below is based upon the actual historical gross return of the Utilities Stock Portfolio for the period shown. The net annual returns depicted below should not be considered as an indication of actual performance for The Utility Fund.

     The Utility Fund and the Utilities Stock Portfolio have a common investment objective which is current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective. The Utility Fund seeks to achieve its objective by investing all of its investable assets in the Utilities Stock Portfolio. This table is an illustration of investment results utilizing the same investment strategy for periods which preceded the existence of The Utility Fund.

                                                        YEARS ENDED DECEMBER 31

A SHARES                                    1999             1998         1997        1996        1995
--------                                    ----             ----         ----        ----        ----
Utilities Stock Portfolio
Gross Annual Return*                        21.81%          10.57%        30.48%      14.58%     16.25%

Total Annual Operating Expenses
for The Utility Fund Class A Shares**       -2.00%          -2.00%        -2.00%      -2.00%     -2.00%

Net Annual Return                           19.81%           8.57%        28.48%      12.58%     14.25%


*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Utilities Stock Portfolio and is no assurance of future performance of The Utility Fund Class A shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class A shares to 2.00% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.



                                                        YEARS ENDED DECEMBER 31

C SHARES                                    1999             1998         1997       1996         1995
--------                                    ----             ----         ----       ----         ----
Utilities Stock Portfolio
Gross Annual Return*                        21.81%           10.57%       30.48%     14.58%       16.25%

Total Annual Operating Expenses
for The Utility Fund Class C Shares**       -2.75%           -2.75%       -2.75%     -2.75%       -2.75%

Net Annual Return                           19.06%            7.82%       27.73%     11.83%       13.50%

*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Growth Stock Portfolio and is no assurance of future performance of The Utility Fund Class C shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class C shares to 2.75% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.


                                                        YEARS ENDED DECEMBER 31

I SHARES                                   1999               1998         1997      1996       1995
--------                                   ----               ----         ----      ----       ----

Utilities Stock Portfolio
Gross Annual Return*                       21.81%            10.57%       30.48%     14.58%     16.25%

Total Annual Operating Expenses
for The Utility Fund Class I Shares**      -1.75%            -1.75%       -1.75%     -1.75%     -1.75%

Net Annual Return                          20.06%             8.82%       28.73%     12.83%     14.50%

*The Gross Annual Return reported above assumes reinvestment of all dividend income. The Gross Annual Return represents past performance of the Growth Stock Portfolio and is no assurance of future performance of The Utility Fund Class I Shares.

**The distributor has agreed to absorb expenses to the extent necessary to limit the fund's total annual operating expenses for Class I shares to 1.75% of average daily net assets. The distributor may terminate this agreement after December 31, 2000.


[ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

              SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A    CLASS C  CLASS I

     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price) 3.00%1      None     None

     Maximum Deferred Sales Charge (Load) (as a
       percentage of the lesser of offering price
       or redemption proceeds)                       None        1.00%2   None

     Exchange fee                                    None        None     None

1 The sales charge declines as the amount invested increases. See "How to Buy Shares."

2 A deferred sales charge on Class C shares applies only if redemption occurs within one year from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)3

                                             CLASS A     CLASS C         CLASS I

     Management Fees                         1.00%       1.00%           1.00%
     Distribution and Service (12b-1) Fees   0.25%       1.00%           0.00%
     Other Expenses4                         0.75%       0.75%           0.75%
                                             -----       -----           -----
     Total Annual Fund Operating Expenses    2.00%       2.75%           1.75%

3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

4 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund

          o    redeem your shares at the end of the periods shown below

          o    earn a 5% return each year and

          o incur the same fund operating expenses shown above, your cost of investing in the fund would be:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $380             $853
                  Class I           $178             $551

     You would pay the following expenses if you did not redeem your shares:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $278             $853
                  Class I           $178             $551

              Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

THE UTILITY FUND

     The fund may be appropriate if you:

          o    are seeking long-term growth potential

          o are seeking a fund for the growth portion of an asset allocation portfolio

          o are more comfortable with a focus on established, well-known companies

          o    are seeking to diversify your portfolio

          o are willing to accept the higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

          o are unwilling to accept an investment that will go up and down in value

          o    are investing to meet short-term financial goals

THE CORE EQUITY FUND

     The fund may be appropriate if you:

          o are seeking a more conservative, income-oriented equity investment

          o    are looking to supplement your core equity holdings

          o    are a socially responsible investor

     The fund may not be appropriate if you:

          o    are seeking a short-term investment vehicle

          o desire an investment that is diversified over several market sectors

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. These funds and their corresponding portfolios are as follows:

         FUND                                PORTFOLIO

         Core Equity Fund           ---      Growth Stock Portfolio
         Utility Fund               ---      Utilities Stock Portfolio

     Each portfolio has the same investment goal as its corresponding fund. Each of these funds' investment policies are also substantially similar to its corresponding portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each of these funds buys shares of its corresponding portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding portfolio.

     It is possible that a fund may have to withdraw its investment in its corresponding portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a portfolio changes its investment goal or if the board of directors, at any time, considers it in the fund's best interest.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

CORE EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. Money market instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. Investment grade bonds are those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

UTILITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset).

For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The reasons for which a Portfolio will invest in futures and options are:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

     o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

     o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio's securities; and

     o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.

                             WHO MANAGES THE FUNDS?

THE BOARDS. The board of directors of the funds oversees the management of the funds and elects their officers. The board of trustees of the portfolios oversees the management of the portfolios and elects their officers. The officers of the funds and the portfolios are responsible for the funds and the portfolios' day-to-day operations, respectively. Information concerning the directors and officers of the funds and the trustees and officers of the portfolios appears in the Statement of Additional Information.

MANAGERS.  The Portfolios' investment advisers and subadvisers are as follows:

Portfolio and              Investment          Investment
CORRESPONDING FUND         ADVISER             SUBADVISER(S)

Growth Stock Portfolio     Meeder Asset        Sector Capital Management, L.L.C.
Core Equity Fund)          Management, Inc.    and the Sector Advisers (see
                                               "Sector Advisers - Growth Stock
                                               Portfolio")

Utilities Stock Portfolio  Meeder Asset        Miller/Howard Investments, Inc.
(Utility Fund)             Management, Inc.

INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"), formerly known as
R. Meeder & Associates, Inc., serves as investment adviser to the portfolios. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1999, Meeder and its affiliates managed approximately $2.2 billion in assets. Meeder maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 1999, Sector Capital managed approximately $877 million in assets. Sector Capital has its principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. Meeder and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of Meeder's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Core Equity Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Core Equity Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of the Core Equity Fund approved the operation of the Company in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

o    making investment decisions for the Growth Stock Portfolio, and

o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Lowell G. Miller, President and CIO of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1999, Hallmark managed approximately $190 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1999, Barrow managed approximately $29.1 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest Inc. Ms. Gilday has been associated with Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1999, The Mitchell Group managed approximately $311 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

         ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1999, Ashland managed approximately $2.1 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1986. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1999, Delta Capital managed approximately $900 million in assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1999, Dresdner RCM managed approximately $82.7 billion under management and advice. This includes approximately $47.0 billion under management and advice in Sana Francisco and an additional $35.7 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling approximately $368 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. Meeder continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

PORTFOLIO MANAGERS

The individuals primarily responsible for the management of each of the portfolios and the International Equity fund are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the portfolio on behalf of the subadviser. Mr. Gurner has managed the portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of Meeder, is primarily responsible for managing the portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of Meeder. Mr. Voelker has managed assets on behalf of Meeder since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the portfolio since its inception in 1995.

MANAGEMENT FEES. During the calendar year ended December 31, 1999, the portfolios paid management fees totaling the following:

                                                  Management Fee as Percentage
        FUND                                       OF AVERAGE DAILY NET ASSETS

        Growth Stock Portfolio                               0.96%
        Utilities Stock Portfolio                            1.00%

For more information about management fees, please see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

DISTRIBUTOR. Morgan Keegan & Company, Inc., Fifty Front Street, Memphis, Tennessee 38103, serves as the distributor of the shares of the funds.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

     PURPOSE OF PAST PERFORMANCE. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadviser to the Growth Stock Portfolio in which all of the assets of the Core Equity Fund are invested. See "Investment Subadviser - Growth Stock Portfolio" and "Portfolio Managers" under "Who Manages the Funds?" The performance information below is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio and to measure the past performance against a market index, the S&P 500 Composite Stock Price Index.

     WHAT PAST PERFORMANCE DOES NOT REPRESENT. THE PAST PERFORMANCE SHOWN BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE GROWTH STOCK PORTFOLIO OR THE CORE EQUITY FUND. You should not consider the past performance shown below as an indication of the future performance of the Growth Stock Portfolio or the Core Equity Fund.

     SIMILAR ACCOUNTS. Mr. Gurner served as Manager - Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and the Core Equity Fund.

     Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Core Equity Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage the employee benefit plan and such private accounts.

     CALCULATION OF PAST PERFORMANCE. All returns presented below were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     DIFFERENCES IN REGULATION. The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Core Equity Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Core Equity Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in the Core Equity Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

                                    SECTOR CAPITAL
                                    MANAGEMENT, L.L.C.
                                    PRIVATE ACCOUNTS
YEAR              MR. GURNER        COMPOSITE                S&P 500(1)
----              ----------        ----------------------   -------

1991(2)           18.79%               N.A.                  16.66%
1992               8.26%               N.A.                   7.69%
1993              14.78%               N.A.                  10.00%
1994               0.97%               N.A.                   1.30%
1995              N.A.               45.79%                  37.53%
1996              N.A.               26.27%                  23.08%
1997              N.A.               32.53%                  33.35%
1998              N.A.               27.91%                  28.58%
1999              N.A.                ____%                  21.04%

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) For the period from March 1, 1991 through December 31, 1991.

                          HOW IS THE COMPANY ORGANIZED?

     Each fund is an open-end management investment company that is a series of the Morgan Keegan Select Fund, Inc. (the "Company").

     The Company is supervised by a board of directors, an independent body that has ultimate responsibility for the funds' activities. The board of the Company retains various companies to carry out the funds' operations, including the distributor, funds' accounting agent, transfer agent, auditor and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, each portfolio's advisers may use brokerage firms that market the Portfolio's corresponding fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the advisers believe a brokerage firm can provide this combination, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a portfolio to reduce it, or its corresponding fund's, expenses.

DIVERSIFICATION

     Both funds are diversified, which means each fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DO THE PORTFOLIOS EARN INCOME AND GAINS?

     The portfolios may earn dividends and interest (the Portfolios' "income") on their investments. When a portfolio sells a security for a price that is higher than it paid, it has a gain. When a portfolio sells a security for a price that is lower than it paid, it has a loss. If a portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's gains and losses are netted together, and, if a portfolio has a net gain (a portfolio's "gains"), that gain will generally be distributed to you.

TAXATION OF THE PORTFOLIOS' INVESTMENTS

     The portfolios invest your money in the securities that are described in the sections "Principal Investment Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a portfolio's investments in foreign securities. These taxes will reduce the amount of the funds' distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the funds' income and gains on their corresponding portfolios' investments in stocks and other securities. The funds' income and short-term capital gains are paid to you as ordinary dividends. The funds' long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the funds' distributions to you. Each of the funds pay dividends from its net investment income on a quarterly basis. Each of the funds distribute capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the funds in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Morgan Keegan fund is treated as a redemption of fund shares and then a purchase of shares of the other Morgan Keegan fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another [name of the trust] fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the funds.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally by subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the funds.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account in each fund is $500, except for an Individual Retirement Account (IRA), which has a $250 minimum. You may make subsequent investments in any account in amounts of at least $250.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares in person, by telephone or by mail through any Morgan Keegan broker. You may also purchase shares directly from Morgan Keegan & Company, Inc., the Funds' distributor, by completing the application included in this Prospectus and sending it along with a check. Special documents available from your broker must be completed if you invest in fund shares through an IRA, SEPP, SIMPLE, Keogh Plan, 401(k) Plan or other qualified retirement plan. Be sure to specify the name of the fund in which you are investing. A check payable to each fund you specify must accompany your application if you are purchasing shares directly from Morgan Keegan & Company, Inc. or if you are purchasing shares on behalf of an IRA, SEPP, SIMPLE, Keogh Plan, 401(k) Plan or other qualified retirement plan. Otherwise, payment for fund shares generally must be made to Morgan Keegan on the third business day after the trade date. You may make payments by check payable to the particular fund(s) specified on the application (Core Equity Fund and Utility Fund). Please send your completed application and payment to the following address: MORGAN KEEGAN & COMPANY, INC., MORGAN KEEGAN TOWER, FIFTY FRONT STREET, MEMPHIS, TN 38103.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by each fund or by the Distributor. Purchase orders received in the Memphis office of Morgan Keegan & Company, Inc., the funds' transfer agent (the "Transfer Agent"), by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Purchase orders received in the Memphis office of the Transfer Agent after 4:00 p.m. are confirmed at the public offering price on the following business day.

     No stock certificates will be issued. Instead, the Transfer Agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each fund and credited to such account.

     Each fund will not permit redemptions until it receives the new account application in good order.

     Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our website at www.morgankeegan.com.

     SUBSEQUENT INVESTMENTS - You may make subsequent investments in an existing account in person, by telephone or by mail through a Morgan Keegan broker, or by mailing a check payable to the fund you specify. Please include your account number on the check and mail as follows:

                  MORGAN KEEGAN COMPANY, INC.
                  MORGAN KEEGAN TOWER
                  FIFTY FRONT STREET
                  MEMPHIS, TN  38103

CHOOSING A SHARE CLASS

     You may purchase Class A shares, Class C shares or Class I shares of each of the funds. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

     Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.

     Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

     Because all future investments in your account ill be made in the share class you designate when opening the account, you should make your decision carefully. Your investment representative can help you decide.

--------------------------- -------------------------- ------------------------
CLASS A - FRONT LOAD        CLASS C - LEVEL LOAD       CLASS I - NO-LOAD
-------------------------- --------------------------- ------------------------
-------------------------- --------------------------- ------------------------
o Initial Sales Charge of o No initial sales charge o No initial sales charge 3.00% or less
------------------------- ---------------------------- ------------------------
------------------------- ---------------------------- ------------------------
o No deferred sales charge  o Deferred sales charge of o No deferred sale charge
                              1.00% or less on shares
                              sell within 1 year
------------------------- ---------------------------  ------------------------
------------------------- ---------------------------  ------------------------
o Lower annual expenses     o Higher annual expenses   o Annual expenses are
  than Class C due to         than Class A due to        lower than Class A or
  lower distribution fees     higher distribution fees   Class C shares because
                                                         there are no
                                                         distribution or service
                                                         fees
------------------------- --------------------------- --------------------------

     Due to Class C's higher annual expenses, a long-term shareholder who has invested in Class C may pay more than the economic equivalent of Class A's initial sales charge. Maximum sales charges and fees are set forth in the table above, and quantity discounts for the Class A initial sales charge are set forth below.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Morgan Keegan & Company, Inc.) of their average net asset value. The sales charge on Class A shares is allocated between your brokerage firm and Morgan Keegan & Company, Inc. as shown below:

                        THE SALES CHARGE    WHICH EQUALS      YOUR DEALER
WHEN YOU INVEST         MAKES UP THIS % OF  THIS % OF YOUR    RECEIVES THIS % OF
THIS AMOUNT             THE OFFERING PRICE  INVESTMENT        THE OFFERING PRICE
--------------------------------------------------------------------------------
Up to $49,999               3.00%            3.09%              1.65%
$50,000 to $99,999          2.40%            2.46%              1.32%
$100,000 to $249,999        1.80%            1.88%              0.99%
$250,000 to $499,999        1.20%            1.21%              0.66%
$500,000 to $999,999        1.00%            1.01%              0.55%
$1,000,000 or more          none             none               none

QUANTITY DISCOUNTS

     CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your Class A shares in Morgan Keegan Select Fund, Inc. for purposes of calculating the sales charge. Therefore, the quantity discount specified above will apply if the dollar amount of your purchase, plus the net asset value of Class A shares (Morgan Keegan Intermediate Bond or High Income Funds) you already own, is $50,000 or more. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

     To receive the cumulative quantity discount, either you or your Morgan Keegan broker must request the discount at the time of placing your purchase order. In addition, you or your Morgan Keegan broker must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a two-year period and lets you receive the same sales charge as if all shares had been purchased at one time. The LOI applies only to Class A shares of the funds. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either you or the fund.

     Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

     Your LOI can be amended: (a) during the two-year period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

     CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. There is a 1.00% contingent deferred sales charge
(CDSC) on any Class C shares you sell within 1 year of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

     To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

     Class C shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%, which is higher than the Rule 12b-1 fee for Class A shares. Class C shares provide the benefit of putting all of your dollars to work from the time the investment is made, but will have a higher annual expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

     All CDSC's imposed on redemptions are paid to the Distributor. The Distributor intends to pay a commission of 1% of the purchase amount to participating dealers at the time the investor purchases Class C shares.

     CLASS I SHARES. Class I shares are available only to certain retirement accounts, advisory accounts of Morgan Asset Management, Inc. and broker special programs, including broker programs with record-keeping and other services. These programs usually involve special conditions and separate fees (contact your investment representative for information).

     There are no sales charges of any kind on Class I shares. There are no distribution or service fees charged on Class I shares. Consequently, the annual expenses for Class I shares are lower than the annual expenses for Class A and Class C shares.

     SALES CHARGE WAIVERS: The sales charge is waived on Class A shares of the funds purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the funds. The sales charge also is waived on purchases of Class A shares in an initial amount of not less than $250,000, and thereafter for subsequent purchases if your fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(3) organizations exempt from taxation pursuant to section 401(a) of the Code. Also, Class A shares of the funds may be purchased without a sales charge if the purchase is made through a Morgan Keegan broker who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) if you were a client of the broker at the other firm for which he previously served as a broker; (2) within 90 days of the purchase of the fund's Class A shares, you redeemed shares of one or more mutual funds for which that other firm or its affiliates served as distributor, provided that either you had paid a sales charge in connection with your investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's Class A shares purchased under this sales charge waiver does not exceed the amount of your redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as distributor. The sales charge on Class A shares is also waived on purchases through Morgan Keegan Mutual Fund "Wrap Accounts." If you wish to take advantage of this waiver, you will be required to provide satisfactory evidence that all the foregoing conditions are met and you should contact your Morgan Keegan broker for more information.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the funds has adopted two 12b-1 plans. Under these plans, each fund pays the distributor an annual distribution fee as follows:

                                    Distribution Fee as
                  CLASS             % OF NET ASSETS

                  A                     0.25%
                  C                     0.75%

     Each of the funds has adopted a service plan for Class C shares. Under this plan, each of the funds pays the distributor an annual service fee in an amount equal to 0.25% of average daily net assets attributable to Class C shares.

     No distribution or services fees are charged on Class I shares.

     Distribution fees are used to pay certain expenses in connection with the offering of the funds' shares, including expenses of printing and mailing of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors. Distribution fees are also used for supplementary sales literature, and advertising costs and administrative and overhead expenses related to distribution of the funds' shares. Furthermore, distribution fees are used to offset initial and ongoing commissions paid to Morgan Keegan brokers and brokerage firms for selling shares of the funds. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. Brokerage firms that have sold Class A shares are eligible for reimbursement at the time of sale. Brokerage firms that have sold Class C shares are eligible for reimbursement beginning 12 months after the time of sale. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

     Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     You may redeem shares and withdraw funds at net asset value per share less, in the case of Class C shares, any applicable CDSC. There are no redemption fees. (See "Valuation of Shares.")

     THROUGH YOUR BROKER - You may redeem shares by giving your Morgan Keegan broker a request for redemption of your shares.

     BY MAIL -- You may redeem shares by mailing a written signature guaranteed request to Morgan Keegan Select Fund, Inc., c/o Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, TN 38103. Signature guaranteed means that you must have signed the request and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Shares are redeemed at their net asset value per share (less, in the case of Class C shares, any applicable CDSC) next determined after receipt by Morgan Keegan's Memphis office of the redemption request in the form described above. (See "Valuation of Shares"). Payment is normally made within three days after the redemption request.

                               EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value (less any CDSC that applies) next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to you in accordance with federal securities rules.

     Your exchange may be processed only if the shares of the fund to be purchased are eligible for sale in your state and if the amount of your purchase meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares for Class A shares of any other Morgan Keegan Select Fund or for shares of the Morgan Keegan Southern Capital Fund.

     EXCHANGES OF CLASS C SHARES: You may exchange your Class C shares for Class C shares of any other Morgan Keegan Select Fund.

         EXCHANGES OF CLASS I SHARES: You may exchange your Class I shares for Class I shares of any other Morgan Keegan Select Fund.

     Each fund may refuse exchange purchases by anyone, if in the manager or subadviser's judgment, the fund would be unable to invest effectively in accordance with its investment goals and strategies, or would otherwise be affected in a negative way.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR MORGAN KEEGAN BROKER OR THE TRANSFER AGENT.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the fund's net assets by the number of its shares outstanding.

     The assets of the portfolios are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the portfolios' Board of Trustees.

     EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the Transfer Agent.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                          TAX-DEFERRED RETIREMENT PLANS

         An investment in the funds' shares may be appropriate for IRAs (including "education individual retirement accounts" and "Roth IRAs"), SEPPs, Keogh Plans, SIMPLES, 401(k) Plans and other qualified retirement plans. If you are considering establishing such a plan, you may wish to consult your attorneys or tax advisers with respect to specific tax questions regarding such plans. Morgan Keegan can make available to you forms of IRAs, SEPPs, SIMPLES, Keogh Plans, 401(k) Plans and other qualified retirement plans which have been approved as to form by the Internal Revenue Service. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

                           OTHER SHAREHOLDER SERVICES

     SYSTEMATIC INVESTMENT PROGRAM (SIP): This program offers you a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in a fund of $50 or more will be deducted from your checking or savings account and invested in shares of the fund or funds selected. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Systematic Investment Program section of your new account application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $50 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Company in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your new account application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

You may make additional investments and may change or stop the program at any time. There is no charge for this program.

                              SHAREHOLDER ACCOUNTS

     Each fund maintains an account for each shareholder in full and fractional shares. Each fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATIONS AND REPORTS -- All purchases and sales, and dividend reinvestments, are confirmed promptly after they become effective. Reports will be sent to you at least semiannually showing the securities held by the portfolios and other information. An annual report containing financial statements audited by independent certified public accountants will also be sent to you each year.

     ACCOUNTS WITH LOW BALANCES. A fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $500 as a result of redemptions you have made. A fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 60 days before any such redemption to bring the value of shares in your account to $500.

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

     The funds are permitted to use - within limits established by the directors
- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the Core Equity Fund or the Utility Fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each portfolio's or fund's investment limitations as a percentage of the portfolio's or fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the portfolios and funds' annual/semiannual reports.

     NL -- No policy limitation on usage; portfolio or fund may be using currently
     P -- Permitted, but has not typically been used
     NP -- Not permitted

                                    GROWTH STOCK   UTILITIES
                                    PORTFOLIO      STOCK
                                    (CORE EQUITY   PORTFOLIO
                                    FUND)          (UTILITY
                                                   FUND)

SMALL AND MID-SIZED COMPANY         P              P

SECURITIES.  Market, liquidity
and information risks.

FOREIGN SECURITIES.  Market,        NP             25%
currency, transaction, liquidity,
information and political risks.

SECTOR FOCUS.  Market and           NP             NL
liquidity risks.

CONVERTIBLE SECURITIES.  Market,    P              P
interest rate, prepayment and
credit risks.

INVESTMENT GRADE BONDS.  Interest   P              P
rate, prepayment, market and
credit risks.

COMPANIES WITH LIMITED OPERATING    P              P
HISTORIES.  Market, liquidity and
information risks.

ILLIQUID AND RESTRICTED             10%            10%
SECURITIES.  Market, liquidity
and transaction risks.

DEFENSIVE MEASURES.  Opportunity    20%            100%
risk.

REPURCHASE AGREEMENTS.  Credit      20%            100%
risk.

BORROWING; REVERSE REPURCHASE       5%             33-1/3%

AGREEMENTS.  Leverage and credit
risks.

HEDGING STRATEGIES; FINANCIAL       100%           100%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

CURRENCY CONTRACTS.  Currency       NP             P
leverage, credit, correlation,
liquidity and opportunity risks.

SECURITIES LENDING.  Credit risk.   NP             30%

SHORT-TERM TRADING.  Market risk.   NL             NL

WHEN-ISSUED SECURITIES AND          NP             P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by a portfolio or fund.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a portfolio "hedges" - uses one investment to offset the portfolio's position in another. If the two investments do not behave in relation to one another the way the portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. Both of the funds are diversified funds.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

     FOREIGN SECURITIES are issued by companies located outside of the United States. A portfolio considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

         DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio uses a security whose value is based on an underlying security or index to "offset" the portfolio or fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio's assets is invested in a relatively small number of related industries. Only the Utility Fund will concentrate more than 25% of its total assets in any one industry.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding Portfolios of the funds, the risks and expenses of short-term trading may be high in these Portfolios.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

     Information about the funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:

                             Morgan Keegan & Company, Inc.
                             Morgan Keegan Tower
                             Fifty Front Street
                             Memphis, Tennessee  38103
                             (901) 524-4100
                             (800) 366-7426
                             Internet:  WWW.MORGANKEEGAN.COM





                                                       SEC File No.: 811-09079

                              THE CORE EQUITY FUND
                 A SERIES OF THE MORGAN KEEGAN SELECT FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             ________________, 2000

     The Morgan Keegan Core Equity Fund is a series of the Morgan Keegan Select Fund, Inc. (the "Company"), a diversified open-end management investment company incorporated in Maryland on October 27, 1998. The fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard and Poor's 500 Composite Stock Price Index.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the fund's Prospectus, dated ______________, 2000, which has been filed with the Securities and Exchange Commission. A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc., the fund's distributor, by calling (800) 366-7426. Please retain this document for future reference. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                    TABLE OF CONTENTS                   PAGE

     Additional Information About Investment Limitations and Policies Risk Considerations
     Additional Tax Information
     Additional Purchase and Redemption Information
     Valuation of Shares
     Purchase of Shares
     Performance Information
     Tax-Deferred Retirement Plans
     The Company's Officers and Directors
     The Portfolio's Officers and Trustees
     The Portfolio's Investment Adviser
     The Portfolio's Investment Subadviser
     The Portfolio's Investment Sub-subadvisers
     Portfolio Transactions and Brokerage
     Valuation of Portfolio Securities
     The Fund's Distributor
     Description of the Fund's Shares
     The Fund's Custodian, Transfer Agent, Dividend Disbursing Agent
          and Portfolio Accounting Service Agent
     The Fund's Legal Counsel
     The Fund's Certified Public Accountants
     Financial Statements

INVESTMENT ADVISER                    TRANSFER AGENT & DISTRIBUTOR
------------------                    ----------------------------
Meeder Asset Management, Inc.         Morgan Keegan & Company, Inc.

                                      PORTFOLIO ACCOUNTING SERVICE AGENT
INVESTMENT SUBADVISER                 AND ADMINISTRATOR
---------------------                 -----------------
Sector Capital Management, L.L.C.     Mutual Funds Service Co.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

     The fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 5% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Portfolio and those officers and directors of the Company, the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the

Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it.

These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1999 was 51% (80% in 1998).

     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Company's shareholders.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL

     The fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

     The fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The fund's dividends, if any, are declared payable on a quarterly basis. In December, the fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions by the fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) do not qualify for the dividends-received deduction.

     Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

     A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

     A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another Morgan Keegan fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     Any loss on a sale or exchange of fund shares held for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

LETTER OF INTENTION

     The sales charge applicable to purchases is reduced to 1% pursuant to a Letter of Intention that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 24-month period. Investors may obtain a form of a Letter of Intention ("Letter") from their Morgan Keegan investment broker or from the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 24-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 24-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

     The sales charge is waived on Class A shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of Class A shares of the fund in an initial amount of not less than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(3) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, Class A shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's Class A shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's Class A shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge on Class A shares is also waived on purchases through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the Exchange is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

                               VALUATION OF SHARES

     Net asset value of a fund share will be determined daily as of the close of the Exchange, on every day that the Exchange is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days the Exchange is closed. Currently, the Exchange is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas. Securities owned by the fund for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the fund's Board of Directors. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the fund's Board of Directors believes accurately reflects fair value.

     Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets.

                               PURCHASE OF SHARES

CLASS A SHARES

     Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

CLASS C SHARES

     Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

     Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or CDSC.

                             PERFORMANCE INFORMATION

     The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

TOTAL RETURN CALCULATIONS

     Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)n    =  ERV
   where:   P        =  a hypothetical initial payment of $1,000
            T        =  average annual total return
            n        =  number of years
            ERV      =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.

     The fund may also refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder from the initial value. Initial sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

     In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

OTHER INFORMATION

     From time to time the fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. One such market index is the S&P 500, a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the Standard & Poor's Composite Stock Price Index ("S&P 500").

     The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and KIPLINGER LETTERS.

     The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of fund shares will fluctuate, and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

     The fund's Performance Advertisements may reference the history of the fund's Advisor and its affiliates or biographical information of key investment and managerial personnel, including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

     As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

     If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "Education IRA" or "Roth IRA," distributions from which are not taxable under certain circumstances.

     An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

     Morgan Keegan will assist self-employed individuals to set up a retirement plan through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

     Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                      THE COMPANY'S OFFICERS AND DIRECTORS

     The Company's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the Company and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.

NAME, ADDRESS AND AGE               POSITION HELD            PRINCIPAL OCCUPATION

Allen B. Morgan, Jr. *              President and Director   Mr. Morgan is Chairman and Chief
Age 57                                                       Executive Officer and Executive
                                                             Managing Director of Morgan Keegan &
                                                             Company, Inc.  He also is a Chairman
                                                             of Morgan Keegan, Inc., a Director of
                                                             Morgan Asset Management, Inc., and a
                                                             Director of Catherine's Stores, Inc.


                                       21



James D. Witherington, Jr.          Director                 Mr. Witherington is President of SSM
845 Crossover Lane                                           Corp. (management of venture capital
Suite 140                                                    funds).  He also serves as a Director
Memphis, Tennessee 38117                                     for several private companies.
Age 50

William F. Hughes, Jr.*             Director                 Mr. Hughes is a Managing Director of
Age 56                                                       Morgan Keegan & Company, Inc.  He also
                                                             is President of Morgan Asset
                                                             Management, Inc.

William Jefferies Mann              Director                 Mr. Mann is Chairman and President of
675 Oakleaf Office Lane                                      Mann Investments, Inc. (hotel
Suite 100                                                    investments/ consulting).  He also
Memphis, Tennessee 38117                                     serves as a Director for Heavy
Age 67                                                       Machines, Inc.

James Stillman R. McFadden          Director                 Mr. McFadden is Vice President of
845 Crossover Lane                                           Sterling Equities, Inc. (private
Suite 124                                                    equity financings).  He  also is
Memphis, Tennessee 38117                                     President and Director of 1703 Inc.
Age 42                                                       and a Director of Staff Printing Co.

Joseph C. Weller*                   Vice President,          Mr. Weller is Executive Vice President
Age 60                              Treasurer & Assistant    and Chief Financial Officer and
                                    Secretary                Executive Managing Director of Morgan
                                                             Keegan & Company, Inc.  He also is a
                                                             Director of Morgan Asset Management,
                                                             Inc.

Charles D. Maxwell*                 Secretary and            Mr. Maxwell is a Managing Director and
Age 45                              Assistant Treasurer      Assistant Treasurer of Morgan Keegan &
                                                             Company, Inc., and Secretary/Treasurer
                                                             of Morgan Asset Management, Inc.  He
                                                             was formerly a senior manager with
                                                             Ernst & Young (accountants) (1976-86).

                             TABLE OF COMPENSATION1

                                                         Total Compensation
Name and Position           Aggregate Compensation   In the Morgan Keegan funds
with the Company               From the Company      Complex Paid to Directors

Allen B. Morgan, Jr.                  $0                         $0
President and Director

James D. Witherington, Jr.          $4,000                     $8,000
Director

William F. Hughes, Jr.                $0                         $0
Director

William Jefferies Mann              $4,000                     $8,000
Director

James Stillman R. McFadden          $4,000                     $8,000
Director


Officers and Directors of the fund who are interested persons of the fund receive no salary or fees from the fund. Directors of the fund who are not interested persons of the fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

1 These numbers are based on the compensation schedule adopted by the Company for its operation. The Morgan Keegan funds' Complex consists of one other investment company with one series.

     Each of the Company, the Portfolio, Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., the Portfolio's investment adviser, and Morgan Keegan & Company, Inc., the fund's distributor, has adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. Each Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the fund.

                      THE PORTFOLIO'S OFFICERS AND TRUSTEES

     The officers and Trustees of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated, the address of each Trustee and officer is P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71      Trustee/President    Chairman of Meeder Asset
                                                      Management, Inc., the
                                                      Portfolio's investment
                                                      adviser; Chairman and
                                                      Director of Mutual Funds
                                                      Service Co., the
                                                      Portfolio's transfer
                                                      agent.

MILTON S. BARTHOLOMEW, 71        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 59           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior,
3380 Tremont Road                                     The Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

ROBERT S. MEEDER, JR.*, 39       Trustee and          President of Meeder Asset
                                 Vice President       Management, Inc.

WALTER L. OGLE, 61               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 57        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      management companies; CEO,
                                                      Winston Advisors, Inc., an
                                                      investment adviser.

JAMES W. DIDION, 69              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm
                                                      (1991-1997).

JACK W. NICKLAUS II, 39          Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                                 a golf course design firm
North Palm Beach, FL 33408                            and division of Golden
                                                      Bear International, Inc.

PHILIP A. VOELKER*+, 46          Trustee and Vice     Senior Vice President and
                                 President            Chief Investment Officer
                                                      of Meeder Asset
                                                      Management, Inc.

DONALD F. MEEDER*+, 61           Secretary            Vice President of Meeder
                                                      Asset Management, Inc.;
                                                      Secretary of Mutual Funds
                                                      Service Co.

WESLEY F. HOAG*+, 43             Vice President       Vice President and General
                                                      Counsel of Meeder Asset
                                                      Management, Inc. and
                                                      Mutual Funds Service Co.
                                                      (since July 1993);
                                                      Attorney, Porter, Wright,
                                                      Morris & Arthur, a law
                                                      firm (October 1984 to June
                                                      1993).

THOMAS E. LINE*+, 32             Treasurer            President, Mutual Funds
                                                      Service Co., and Chief
                                                      Operating Officer, Meeder
                                                      Asset Management, Inc.,
                                                      (since June 1998); Vice
                                                      President and Treasurer,
                                                      BISYS Fund Services
                                                      (December 1996 to June
                                                      1998); Senior Manager
                                                      - Financial Services,
                                                      KPMG, LLP (Sept. 1989 to
                                                      December 1996).

BRUCE E. MCKIBBEN*+, 30          Assistant Treasurer  Manager/Fund Accounting
                                                      and Financial Reporting,
                                                      Mutual Funds Service Co.
                                                      (since April 1997);
                                                      Assistant Treasurer and
                                                      Manager/Fund Accounting,
                                                      The Ohio Company, a
                                                      broker-dealer (April 1991
                                                      to April 1997).

* Interested Person of the Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Donald F. Meeder's uncle and Robert S. Meeder, Jr's. father.

     Each Trustee and each officer of the Portfolio hold the same positions with the Utilities Stock Portfolio.

     The following table shows the compensation paid by the Portfolio and all other mutual funds advised by the Adviser, including The Flex-funds, Meeder Advisor Funds and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex") as a whole to the Trustees of the Portfolio during the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                    Pension or                    Total
                                    Retirement                    Compensation
                       Aggregate    Benefits        Estimated    from Registrant
                       Compensation Accrued as Part Annual        and Fund
                       from the     of Portfolio or Benefits Upon Complex Paid
TRUSTEE                PORTFOLIO1   FUND EXPENSE    RETIREMENT    TO TRUSTEE1,2
-------                ----------   ------------    ----------    -------------
Robert S. Meeder, Sr.  None         None            None          None

Milton S. Bartholomew  $2,762       None            None          $16,734

Robert S. Meeder, Jr.  None         None            None          None

Walter L. Ogle         $2,617       None            None          $16,234

Philip A. Voelker      None         None            None          None

Roger A. Blackwell     $2,450       None            None          $15,234

Charles A. Donabedian  $2,864       None            None          $17,734

James W. Didion        None         None            None          None

Jack W. Nicklaus II    $2,665       None            None          $15,984

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees accrued deferred compensation from the Portfolios as follows: Milton S. Bartholomew - $2,762, Roger A. Blackwell - $2,450, Charles A. Donabedian - $2,864, Jack W. Nicklaus II - $2,665, and Walter
L. Ogle - $1,435.

2 The Fund Complex consists of 19 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for the Portfolio. In addition, each such Trustee is paid a fee of 0.00375% of the amount of the Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for the Portfolio are paid $500 for each Committee meeting. All other officers and Trustees serve without compensation from the Portfolio. Trustee fees for the Growth Stock Portfolio totaled $27,375 for the year ended December 31, 1999 ($15,022 in 1998).

                       THE PORTFOLIO'S INVESTMENT ADVISER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc. ,is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Portfolio's corporate affairs, and in connection therewith, furnishes the Portfolio with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar, N.A., the Portfolio's custodian. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Company attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Company's funds. Thus, each fund pays its proportionate share of: the fees of the Company's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Directors who do not receive compensation from Morgan Keegan & Company, Inc., Meeder Asset Management, Inc., Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Distributor, Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Directors of the Company believes that the aggregate per share expenses of the fund and the Portfolio will be less than the expenses which the fund would incur if it retained the services of an investment adviser and the assets of the fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%.

     For the year ending December 31, 1999, the Growth Stock Portfolio paid fees to the Manager totaling $570,139 ($435,886 in 1998; $317,772 in 1997).

     Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Portfolio's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Thomas E. Line is an officer of the Portfolio.

                      THE PORTFOLIO'S INVESTMENT SUBADVISER

     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                   THE PORTFOLIO'S INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "The Portfolio's Investment Adviser" and "The Portfolio's Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has received an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive order, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "The Portfolio's Investment Adviser" and "The Portfolio's Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Lowell G. Miller, President and CIO of Miller/Howard, controls Miller\Howard through stock ownership. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1999, Hallmark managed approximately $190 million in assets. Peter S. Hagerman, Chairman of the Board, President, and Chief Executive Officer; Katherine A. Swieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer; and Jeffrey P. Braff each owns more than 10% of the outstanding voting securities of Hallmark, as would Thomas S. Moore, Senior Vice President and Chief Investment Officer, if his options were exercised. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1999, Barrow managed approximately $29.1 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest, Inc. Ms. Gilday has served as a portfolio manager and Principal for Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1999, The Mitchell Group managed approximately $311 million in assets. Rodney Mitchell, President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1999, Ashland managed approximately $2.1 billion in assets. Charles C. Hickox, Chairman of the Board and Chief Executive Officer, and Parry v.S. Jones, President and Chief Operating Officer, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Growth Stock Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1999, Delta Capital managed approximately $900 million in assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been associated with Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS LLC (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1999, Dresdner RCM had approximately $82.7 billion under management and advice. This includes approximately $47.0 billion under management and advice in San Francisco and an additional $35.7 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling approximately $368 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA, a French insurance holding company. Alliance Capital conducts no other business. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities;

furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1999 to December 31, 1999, the Growth Stock Portfolio paid total commissions of $67,629 ($78,411 in 1998; $100,888 in 1997) on the purchase and sale of securities, of which $7,520 in commissions were paid on the purchase and sale of futures and options contracts.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                             THE FUND'S DISTRIBUTOR

     Morgan Keegan acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated as of February 26, 1999, as amended ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature and advertising; administrative and overhead cost of distribution, such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time to investment brokers for sales of fund shares.

     The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, distribution fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares of the fund's average daily net assets attributable to shares of that class. Under the Plan, distribution and service fees will be paid at an aggregate annual rate of up to 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

     Service fees and distribution fees paid by the fund to Morgan Keegan under the plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     The Plan was approved by the Initial Shareholder on __________, 2000, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on May __, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").

     In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the Plan, and the amendments to the Plan, would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan. In considering whether to continue the Plan, the Directors, among other things, also reviewed the expenses of the Plan, alternative methods of distributing fund shares, and the overall expected costs and benefits to the fund.

     The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the fund. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

     The current Underwriting Agreement was approved initially by vote of the Board and the Qualified Directors on _______________, 2000. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

     The Company is a diversified open-end management investment company incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue one billion shares (1,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this Statement of Additional Information, the Directors have authorized four series of shares (Growth Fund, Utility Fund, Intermediate Bond Fund, and High Income Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C, and Class I. Shares are freely transferable and have no preemptive, subscription of conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class separately with such other expenses as may be permitted by the SEC and the Board of Directors, and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the fund has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of the fund. At least two-thirds of the Directors holding office must have been elected by the shareholders.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objectives by investing all of its assets in the Growth Stock Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives as the fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the fund. Investors in the fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. You may obtain information concerning other holders of interests in the Portfolio by contacting the fund.

     The Growth Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Board of Directors of the Company believes that neither the fund nor its shareholders will be adversely affected by reason of the fund's investing in the Portfolio. In addition, whenever the Company is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Company will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of shareholders of the fund and will cast all of its votes in the same proportion as do the fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Company to withdraw the fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the fund.

     The fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same investment objectives as that fund or the retaining of an investment adviser to manage the fund's assets in accordance with the investment policies with respect to that fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the fund.

     As stated in "Additional Information about Investment Limitations and Policies," except as otherwise expressly provided herein, the fund's investment objectives and policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

                      THE FUND'S CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                                       AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT

     Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan, the fund's distributor, receives from the fund a fee of $5,000 per month, or $60,000 per year.

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, provides accounting services to the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the fund pursuant to an Administration Services Agreement. Services provided to the fund include coordinating and monitoring any third party services to the fund; providing the necessary personnel to perform administrative functions for the fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Directors and shareholders, registration statements and other necessary documents. The fund incurs an annual fee, payable monthly, of .05% of the fund's average net assets, subject to a minimun annual fee of $15,000 the first year and $30,000 each year thereafter. These fees are reviewable annually by the Directors of the fund and the Trustees of the Portfolio.

     Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                            THE FUND'S LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund and has passed upon certain matters in connection with this offering.

                     THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP are the fund's independent certified public accountants. KPMG LLP performs an audit of the fund's financial statements and reviews the fund's federal and state income tax returns.

                              FINANCIAL STATEMENTS

     Financial Statements for the Portfolio are presented on the following pages.

                                THE UTILITY FUND
                 A SERIES OF THE MORGAN KEEGAN SELECT FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             ________________, 2000

     The Morgan Keegan Utility Fund is a series of the Morgan Keegan Select Fund, Inc. (the "Company"), a diversified open-end management investment company incorporated in Maryland on October 27, 1998. The fund invests principally in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund offers three classes of shares: Class A shares, Class C shares, and Class I shares.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the fund's Prospectus, dated ______________, 2000, which has been filed with the Securities and Exchange Commission. A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc., the fund's distributor. Please retain this document for future reference. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                               TABLE OF CONTENTS                          PAGE

    Additional Information About Investment Limitations and Policies Risk Considerations
    Additional Tax Information
    Additional Purchase and Redemption Information
    Valuation of Shares
    Purchase of Shares
    Performance Information
    Tax-Deferred Retirement Plans
    The Fund's Officers and Directors
    The Portfolio's Officers and Trustees
    The Portfolio's Investment Adviser
    The Portfolio's Investment Subadviser
    Portfolio Transactions and Brokerage
    Valuation of Portfolio Securities
    The Fund's Distributor
    Description of the Fund's Shares
    The Fund's Custodian, Transfer Agent, Dividend Disbursing Agent
         and Portfolio Accounting Service Agent
    The Fund's Legal Counsel
    The Fund's Certified Public Accountants
    Financial Statements


    INVESTMENT ADVISER                     TRANSFER AGENT & DISTRIBUTOR
    ------------------                     ----------------------------
    Meeder Asset Management, Inc.          Morgan Keegan & Company, Inc.

                                           PORTFOLIO ACCOUNTING SERVICE AGENT
    INVESTMENT SUBADVISER                  AND ADMINISTRATOR
    ---------------------                  -----------------
    Miller/Howard Investments, Inc.        Mutual Funds Service Co.



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                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT LIMITATIONS AND POLICIES

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

     The fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Portfolio, under normal circumstances, will invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Portfolio and those officers and directors of the Company, the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 17. For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity. Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options, the Portfolio writes all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser s judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Subadviser anticipates a decline in the price of the stock underlying a convertible security the Portfolio holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The Portfolio's portfolio turnover rate for 1999 was 69% (51% in 1998). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

                               RISK CONSIDERATIONS

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL

     The fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

     The fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The fund's dividends, if any, are distributed at the end of the quarter and declared payable to shareholders on the last business day of the quarter to shareholders of record as of the previous business day. In December, the fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal

Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions by the fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) do not qualify for the dividends-received deduction.

     Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

     A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

     A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another Morgan Keegan fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     Any loss on a sale or exchange of fund shares held for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

LETTER OF INTENTION

     The sales charge applicable to purchases is reduced to 1% pursuant to a Letter of Intention that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 24-month period. Investors may obtain a form of a Letter of Intention ("Letter") from their Morgan Keegan investment broker or from the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 24-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 24-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

     The sales charge is waived on shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of not less than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and (3) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the Exchange is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

                               VALUATION OF SHARES

     Net asset value of a fund share will be determined daily as of the close of the Exchange, on every day that the Exchange is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days the Exchange is closed. Currently, the Exchange is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas. Securities owned by the fund for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the fund's Board of Directors. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the fund's Board of Directors believes accurately reflects fair value.

     Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign currencies from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Directors.

     Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets.

                               PURCHASE OF SHARES

CLASS A SHARES

     Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

CLASS C SHARES

     Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

     Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or CDSC.

                             PERFORMANCE INFORMATION

     The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

TOTAL RETURN CALCULATIONS

     Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)n    =  ERV
   where:   P        =  a hypothetical initial payment of $1,000
            T        =  average annual total return
            n        =  number of years
            ERV      =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.

     The fund may also refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder from the initial value. Initial sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

     In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

OTHER INFORMATION

     From time to time the fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. One such market index is the S&P 500, a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the Standard & Poor's Composite Stock Price Index ("S&P 500").

     The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE

NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and KIPLINGER LETTERS.

     The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of fund shares will fluctuate, and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

     The fund's Performance Advertisements may reference the history of the fund's Advisor and its affiliates or biographical information of key investment and managerial personnel, including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

     As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

     If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "Education IRA" or "Roth IRA," distributions from which are not taxable under certain circumstances.

     An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

     Morgan Keegan will assist self-employed individuals to set up a retirement plan through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

     Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                      THE COMPANY'S DIRECTORS AND OFFICERS

     The Company's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the Company and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.

NAME, ADDRESS AND AGE            POSITION HELD            PRINCIPAL OCCUPATION

Allen B. Morgan, Jr. *           President and Director   Mr. Morgan is Chairman and Chief
Age 57                                                    Executive Officer and Executive
                                                          Managing Director of Morgan Keegan &
                                                          Company, Inc.  He also is a Chairman
                                                          of Morgan Keegan, Inc., a Director of
                                                          Morgan Asset Management, Inc., and a
                                                          Director of Catherine's Stores, Inc.

                                       33




James D. Witherington, Jr.       Director                 Mr. Witherington is President of SSM
845 Crossover Lane                                        Corp. (management of venture capital
Suite 140                                                 funds).  He also serves as a Director
Memphis, Tennessee 38117                                  for several private companies.
Age 50

William F. Hughes, Jr.*          Director                 Mr. Hughes is a Managing Director of
Age 56                                                    Morgan Keegan & Company, Inc.  He also
                                                          is President of Morgan Asset
                                                          Management, Inc.

William Jefferies Mann           Director                 Mr. Mann is Chairman and President of
675 Oakleaf Office Lane                                   Mann Investments, Inc. (hotel
Suite 100                                                 investments/ consulting).  He also
Memphis, Tennessee 38117                                  serves as a Director for Heavy
Age 67                                                    Machines, Inc.

James Stillman R. McFadden       Director                 Mr. McFadden is Vice President of
845 Crossover Lane                                        Sterling Equities, Inc. (private
Suite 124                                                 equity financings).  He  also is
Memphis, Tennessee 38117                                  President and Director of 1703 Inc.
Age 42                                                    and a Director of Staff Printing Co.

Joseph C. Weller*                Vice President,          Mr. Weller is Executive Vice President
Age 60                           Treasurer & Assistant    and Chief Financial Officer and
                                 Secretary                Executive Managing Director of Morgan
                                                          Keegan & Company, Inc.  He also is a
                                                          Director of Morgan Asset Management,
                                                          Inc.

Charles D. Maxwell*              Secretary and            Mr. Maxwell is a Managing Director and
Age 45                           Assistant Treasurer      Assistant Treasurer of Morgan Keegan &
                                                          Company, Inc., and Secretary/Treasurer
                                                          of Morgan Asset Management, Inc.  He
                                                          was formerly a senior manager with
                                                          Ernst & Young (accountants) (1976-86).

                             TABLE OF COMPENSATION1

                                                          Total Compensation
Name and Position           Aggregate Compensation    in the Morgan Keegan funds
with the Company               From the Company       Complex Paid to Directors

Allen B. Morgan, Jr.                  $0                          $0
President and Director

James D. Witherington, Jr.          $4,000                      $8,000
Director

William F. Hughes, Jr.                $0                          $0
Director

William Jefferies Mann              $4,000                      $8,000
Director

James Stillman R. McFadden          $4,000                      $8,000
Director


Officers and Directors of the Company who are interested persons of the fund receive no salary or fees from the fund. Directors of the Company who are not interested persons of the fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

1 These numbers are based on the compensation schedule adopted by the Company for its operation. The Morgan Keegan funds' Complex consists of one other investment company with one series.

     Each of the Company, the Portfolio, Meeder Asset Management, Inc. formerly known as R. Meeder & Associates, Inc., the Portfolio's investment adviser, and Morgan Keegan & Company, Inc., the fund's distributor, has adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. Each Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the fund.

                      THE PORTFOLIO'S OFFICERS AND TRUSTEES

     The officers and Trustees of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated, the address of each Trustee and officer is P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71      Trustee/President    Chairman of Meeder Asset
                                                      Management, Inc., the
                                                      Portfolio's investment
                                                      adviser; Chairman and
                                                      Director of Mutual Funds
                                                      Service Co., the
                                                      Portfolio's transfer
                                                      agent.

MILTON S. BARTHOLOMEW, 71        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 59           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior,
3380 Tremont Road                                     The Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

ROBERT S. MEEDER, JR.*, 39       Trustee and          President of Meeder Asset
                                 Vice President       Management, Inc.

WALTER L. OGLE, 61               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 57        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      management companies; CEO,
                                                      Winston Advisors, Inc., an
                                                      investment adviser.

JAMES W. DIDION, 69              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm
                                                      (1991-1997).

JACK W. NICKLAUS II, 39          Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                                 a golf course design firm
North Palm Beach, FL 33408                            and division of Golden
                                                      Bear International, Inc.

PHILIP A. VOELKER*+, 46          Trustee and Vice     Senior Vice President and
                                 President            Chief Investment Officer
                                                      of Meeder Asset
                                                      Management, Inc.

DONALD F. MEEDER*+, 61           Secretary            Vice President of Meeder
                                                      Asset Management, Inc.;
                                                      Secretary of Mutual Funds
                                                      Service Co.

WESLEY F. HOAG*+, 43             Vice President       Vice President and General
                                                      Counsel of Meeder Asset
                                                      Management, Inc. and
                                                      Mutual Funds Service Co.
                                                      (since July 1993);
                                                      Attorney, Porter, Wright,
                                                      Morris & Arthur, a law
                                                      firm (October 1984 to June
                                                      1993).

THOMAS E. LINE*+, 32             Treasurer            President, Mutual Funds
                                                      Service Co., and Chief
                                                      Operating Officer, Meeder
                                                      Asset Management, Inc.,
                                                      (since June 1998); Vice
                                                      President and Treasurer,
                                                      BISYS Fund Services
                                                      (December 1996 to June
                                                      1998); Senior Manager
                                                      - Financial Services,
                                                      KPMG, LLP (Sept. 1989 to
                                                      December 1996).

BRUCE E. MCKIBBEN*+, 30          Assistant Treasurer  Manager/Fund Accounting
                                                      and Financial Reporting,
                                                      Mutual Funds Service Co.
                                                      (since April 1997);
                                                      Assistant Treasurer and
                                                      Manager/Fund Accounting,
                                                      The Ohio Company, a
                                                      broker-dealer (April 1991
                                                      to April 1997).

* Interested Person of the Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Donald F. Meeder's uncle and Robert S. Meeder, Jr's. father.

     Each Trustee and each officer of the Portfolio hold the same positions with the Growth Stock Portfolio.

     The following table shows the compensation paid by the Portfolio and all other mutual funds advised by the Adviser, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of and The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex") as a whole to the Trustees of the Portfolio during the fiscal year ended December 31, 1999.

                                    Pension or                    Total
                                    Retirement                    Compensation
                       Aggregate    Benefits        Estimated    from Registrant
                       Compensation Accrued as Part Annual        and Fund
                       from the     of Portfolio or Benefits Upon Complex Paid
TRUSTEE                PORTFOLIO1   FUND EXPENSE    RETIREMENT    TO TRUSTEE1,2
-------                ----------   ------------    ----------    -------------

Robert S. Meeder, Sr.    None            None         None         None

Milton S. Bartholomew    $1,200          None         None         $16,734

Robert S. Meeder, Jr.    None            None         None         None

Walter L. Ogle           $1,088          None         None         $16,234

Philip A. Voelker        None            None         None         None

Roger A. Blackwell       $  869          None         None         $15,234

Charles A. Donabedian    $1,235          None         None         $17,734

James Didion             $1,114          None         None         $16,234

Jack W. Nicklaus II      $1,150          None         None         $15,984


1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,200, Roger A. Blackwell - $869, Charles A. Donabedian - $1,235, Jack W. Nicklaus II - $1,150, and Walter L. Ogle
- $583.

2 The Fund Complex consists of 19 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for the Portfolio. In addition, each such Trustee is paid a fee of 0.00375% of the amount of the Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for the Portfolio are paid $500 for each Committee meeting. Trustee fees for the Utilities Stock Portfolio totaled $8,682 for the year ended December 31, 1999. All other officers and Trustees serve without compensation from the Portfolios or the Trust.

                       THE PORTFOLIO'S INVESTMENT ADVISER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the fund, manages both the investment operations of the fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the fund's corporate affairs, and in connection therewith, furnishes the fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar, N.A., the Portfolio's custodian, and Morgan Keegan & Company, Inc., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement, and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Company attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Company's funds. Thus, each fund pays its proportionate share of: the fees of the Company's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Directors who do not receive compensation from Morgan Keegan & Company, Inc., Meeder Asset Management, Inc. or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each class of shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Directors of the Company believes that the aggregate per share expenses of the fund and the Portfolio will be less than or approximately equal to the expenses which the fund would incur if it retained the services of an investment adviser and the assets of the fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     For the year ended December 31, 1999, the Utilities Stock Portfolio paid total fees to the Manager of $149,369 ($126,301 in 1998; $88,486 in 1997).

     Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc.. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Portfolio's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Thomas E. Line is an officer of the Portfolio.

                      THE PORTFOLIO'S INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million; .40% of the next $50 million; .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm- the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser`s overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1999, directed brokerage payments of $0 were made to reduce expenses of the Portfolio ($2,246 in 1998; $3,934 in 1997).

     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the year ended December 31, 1999, the Utilities Stock Portfolio paid total commissions of $42,417 ($31,922 in 1998; $15,202 in 1997) on the purchase and sale of portfolio securities.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, the security will be valued as determined in good faith by the Board of Trustees.

                             THE FUND'S DISTRIBUTOR

     Morgan Keegan acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated as of February 26, 1999 ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature and advertising; administrative and overhead cost of distribution, such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time to investment brokers for sales of fund shares.

     The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, distribution fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares of the fund's average daily net assets attributable to shares of that class. Under the Plan, distribution and service fees will be paid at an aggregate annual rate of up to 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

     Service fees and distribution fees paid by the fund to Morgan Keegan under the plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     The Plan was approved by the Initial Shareholder on ___________, 2000, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on May __, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").

     In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the Plan, and the amendments to the Plan, would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan. In considering whether to continue the Plan, the Directors, among other things, also reviewed the expenses of the Plan, alternative methods of distributing fund shares, and the overall expected costs and benefits to the fund.

     The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the fund. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

     The current Underwriting Agreement was approved initially by vote of the Board and the Qualified Directors on ______________, 2000. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

     The Company is a diversified open-end management investment company incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue one billion shares (1,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this Statement of Additional Information, the Directors have authorized four series of shares (Growth Fund, Utility Fund,

Intermediate Bond Fund, and High Income Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C, and Class I. Shares are freely transferable and have no preemptive, subscription of conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class separately with such other expenses as may be permitted by the SEC and the Board of Directors, and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the fund has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of the fund. At least two-thirds of the Directors holding office must have been elected by the shareholders.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objectives by investing all of its assets in the Utilities Stock Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives as the fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the fund. Investors in the fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. You may obtain information concerning other holders of interests in the Portfolio by contacting the fund.

     The Utilities Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Board of Directors of the Company believes that neither the fund nor its shareholders will be adversely affected by reason of the fund's investing in the Portfolio. In addition, whenever the Company is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Company will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of shareholders of the fund and will cast all of its votes in the same proportion as do the fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Company to withdraw the fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the fund.

     The fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same investment objectives as that fund or the retaining of an investment adviser to manage the fund's assets in accordance with the investment policies with respect to that fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the fund.

     As stated in "Additional Information about Investment Limitations and Policies," except as otherwise expressly provided herein, the fund's investment objectives and policies are not fundamental and may be changed by Directors without shareholder approval.

                      THE FUND'S CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                                       AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT

     Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan, the fund's distributor, receives from the fund a fee of $5,000 per month, or $60,000 per year.

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, provides accounting services to the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the fund pursuant to an Administration Services Agreement. Services provided to the fund include coordinating and monitoring any third party services to the fund; providing the necessary personnel to perform administrative functions for the fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Directors and shareholders, registration statements and other necessary documents. The fund incurs an annual fee, payable monthly, of .05% of the fund's average net assets, subject to a minimun annual fee of $15,000 the first year and $30,000 each year thereafter. These fees are reviewable annually by the Directors of the fund and the Trustees of the Portfolio.

     Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                            THE FUND'S LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund and has passed upon certain matters in connection with this offering.

                     THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP are the fund's independent certified public accountants. KPMG LLP performs an audit of the fund's financial statements and reviews the fund's federal and state income tax returns.

                              FINANCIAL STATEMENTS

     Financial Statements for the Portfolio are presented on the following pages.

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                                           SHARES OR
   INDUSTRIES/CLASSIFICATIONS                             FACE AMOUNT          VALUE
   --------------------------                             -----------          -----

   MUTUAL FUNDS - 52.1%
       Federated S&P 500 Maxcap Fund                            584,857  $     17,528,154
      Invesco Strategic Financial Services Fund                582,951        15,518,157
      Janus Mercury Fund                                     1,365,662        59,829,654
      Mutual Shares Fund                                           387             7,901

      TOTAL MUTUAL FUNDS
      (Cost $75,578,885 )                                                     92,883,866

   MONEY MARKET MUTUAL FUNDS - 42.9%
       Charles Schwab Money Market Fund                         923,528           923,528
      Fidelity Cash Reserve Money Market Fund               35,695,344        35,695,344
      Fidelity Core Money Market Fund                       40,000,000        40,000,000

      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $76,618,872 )                                                     76,618,872

   U.S.TREASURY BILLS - 0.0%
    *  4.30%, due 01/06/00                                       30,100            30,083

      TOTAL U.S. TREASURY BILLS
      (Cost $30,083 )                                                              30,083


   REPURCHASE AGREEMENT - 5.0%
          Bank of America Securities LLC, 4.60%, 01/03/00,
           (Collateralized by $9,262,172 various commercial
           papers, 5.50%, 03/14/00 - 03/24/00,
           market value - $9,155,608)                        8,976,000         8,976,000


      TOTAL REPURCHASE AGREEMENT
      (Cost $8,976,000 )                                                       8,976,000

   TOTAL INVESTMENTS - 100.0%
   (Cost $161,203,840)                                                      $178,508,821


   TRUSTEE DEFERRED COMPENSATION**

         Flex-funds Highlands Growth Fund                        1,305            29,087
         Flex-funds Muirfield Fund                               2,048            12,962
         Flex-funds Total Return Utilities Fund                    421             8,516
         Flex-Partners International Equity Fund                   959            16,451

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $62,776 )                                                         $67,016

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 15

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999


   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----

   COMMON STOCKS - 100.0%

       ELECTRIC/GAS UTILITY - 7.2%
            AGL Resources, Inc.                                         21,955  $       373,235
            MDU Resources Group, Inc.                                   14,220          284,400
            NiSource Inc.                                               16,355          292,346
            UtiliCorp United, Inc.                                      19,998          388,701
                                                                                      1,338,682

       ELECTRIC UTILITY - 11.9%
            Cinergy Corp.                                               11,420          273,366
            Keyspan Corp.                                               25,190          584,093
            LG&E Energy Corp.                                           27,864          485,879
            Scottish Power PLC - ADR                                    10,469          293,121
            TECO Energy, Inc.                                           31,115          577,572
                                                                                      2,214,031

       NATURAL GAS (DISTRIBUTOR) - 18.3%
            Columbia Energy Group                                        8,905          563,241
            Eastern Enterprises                                          7,975          458,064
            MCN Energy Group Inc.                                        40655          965,556
            Nicor Inc.                                                   4,975          161,687
            WICOR, Inc.                                                  14075          410,814
            Williams Cos., Inc.                                          27550          841,997
                                                                                      3,401,359

       OIL/GAS (DOMESTIC) - 20.2%
            Enron Corp.                                                 10,445          463,497
            El Paso Natural Gas Co.                                     28,420        1,103,051
            Kinder Morgan Energy Partners, L.P. #                       19,724          817,313
            Kinder Morgan Inc.                                          25,680          518,415
            Peoples Energy Corp.                                        10,585          354,598
            Questar Corp.                                               33,345          500,175
                                                                                      3,757,049

       TELECOMMUNICATION EQUIPMENT - 0.9%
            P-Com, Inc. #                                               20,000          176,875
                                                                                        176,875

       TELECOMMUNICATION SERVICES - 34.2%
            Alltel Corp.                                                 7,420          613,541
            AT&T Corp.                                                  10,635          535,073
            BCE, Inc.                                                    9,395          847,312
            CenturyTel, Inc.                                            17,035          807,033
            Global Crossings Ltd. #                                     21,585        1,079,237
            GTE Corp.                                                    9,585          676,342
            MCI Worldcom Inc. #                                         10,613          563,126
            SBC Communications, Inc.                                     9,650          470,438
            U.S. West Communications Group                              10,950          788,400
                                                                                      6,380,502

       WATER UTILITY - 7.3%
            American Water Works Co., Inc.                              33,600          714,000
            Azurix Corp. #                                              73,000          652,437
                                                                                      1,366,437

       TOTAL COMMON STOCKS
       (Cost  $16,563,595 )                                                          18,634,935



The Flex-Partners Funds Annual Report * December 31, 1999               Page 16



   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----
   U.S. TREASURY BILLS - 0.0%

    *  4.30%, due 01/06/00                                               1,000            1,000

       TOTAL U.S. TREASURY BILLS
       (Cost  $1,000 )                                                                    1,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,564,595 )                                                             $18,635,935


   TRUSTEE DEFERRED COMPENSATION**
            Flex-funds Highlands Growth Fund                               234            5,206
            Flex-funds Muirfield Fund                                      349            2,210
            Flex-funds Total Return Utilities Fund                          66            1,333
            Flex-Partners International Equity Fund                        183            3,133

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $11,090 )                                                                 $11,882

     ADR:American Depositary Receipts

     L.P.Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

     See accompanying notes to financial statements.

The Flex-Partners Funds Annual Report * December 31, 1999               Page 17

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

COMMON STOCKS - 92.9%

   AEROSPACE/DEFENSE - 0.7%
   Boeing Co.                                       3,900  $       161,606
   General Dynamics Corp.                             600           31,650
   Lockheed Martin Corp.                            1,870           40,906
   Northrup Grumman Corp.                             200           10,813
   Raytheon Co. - Class B                           1,000           26,563
   Textron, Inc.                                      740           56,749
   United Technologies Corp.                        2,000          130,000
                                                                   458,287

   AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                        725           48,575
   Delta Air Lines, Inc.                              685           34,122
   Frontier Airlines #                              1,990           22,636
   Southwest Airlines                               2,437           39,297
   USAir Group #                                    1,000           32,063
                                                                   176,693

   ALUMINUM - 0.3%
   Aluminum Company of America                      2,460          204,180

   AUTO & TRUCK - 1.2%
   Ford Motor Co.                                   4,900          261,231
   General Motors Corp.                             5,000          363,438
   Genuine Parts Co.                                5,400          133,988
   TRW, Inc.                                          620           32,201
                                                                   790,858

   BANKING - 1.1%
   Washington Mutual Savings Bank                   2,303           59,590
   Wells Fargo Co.                                 15,900          642,956
                                                                   702,546

   BEVERAGE -- ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                        2,900          205,538


   BEVERAGE -- SOFT DRINK - 1.2%
   Coca-Cola Co.                                    9,000          524,250
   Pepsico, Inc.                                    7,600          267,900
                                                                   792,150

   BROADCASTING - 0.3%
   SFX Entertainment Inc. #                         3,900          141,131
   World Wrestling Federation Entertainment Co. #   1,000           17,250
                                                                   158,381

   BUILDING MATERIALS - 0.1%
   Masco Corp.                                      1,860           47,198
   Vulcan Materials Co.                               590           23,563
                                                                    70,761

   CAPITAL GOODS - 0.1%
   Eaton Corp.                                        367           26,653
   Ingersoll-Rand                                     839           46,197
                                                                    72,850



The Flex-Partners Funds Annual Report * December 31, 1999               Page 18

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

  CHEMICAL -- DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     570           19,131
   Dow Chemical Co.                                 1,210          161,686
   E.I. du Pont de Nemours & Co.                    3,650          240,444
   Imperial Chemical Industries                       680           28,943
   Monsanto Corp.                                   2,900          103,313
   Praxair, Inc.                                      840           42,263
   Rohm & Haas Co.                                  1,185           48,215
                                                                   643,995

   CHEMICAL -- SPECIALTY - 0.1%
   Eastman Chemical Co.                               500           23,844
   MacDermid Inc.                                     800           32,850
   Sigma Aldrich                                      610           18,338
                                                                    75,032

   COMMERCIAL SERVICES - 0.3%
   Cendant Corp. #                                  4,600          122,188
   Dun & Bradstreet                                 1,470           43,365
                                                                   165,553

   COMPUTERS & PERIPHERALS - 4.8%
   Apple Computer #                                   720           74,025
   Compaq Computer Corp.                            6,710          182,428
   Dell Computer Corp. #                           10,210          520,710
   EMC Corp./Mass #                                 5,460          596,505
   Gateway 2000, Inc. #                             1,500          108,094
   IBM Corp.                                        7,830          845,640
   Micron Technology, Inc. #                          820           63,755
   QRS Corporation Delaware #                         320           33,380
   Sanmina Corp #                                     850           84,894
   Seagate Technology Inc. #                          950           44,234
   Sun Microsystems #                               7,460          577,684
                                                                 3,131,349

   COMPUTER SOFTWARE & SERVICES - 8.0%
   America Online, Inc. #                          10,710          806,597
   BMC Software, Inc. #                             1,460          116,709
   Ceridian Co. #                                     840           18,113
   Computer Associates International Inc.           2,380          166,451
   Computer Sciences Corp. #                          790           74,754
   Compuware Corp. #                                  820           30,545
   Electronic Data System Corp.                     2,450          163,997
   Microsoft Corp. #                               25,100        2,930,425
   Novell, Inc. #                                   1,490           59,507
   Oracle Corp. #                                   7,400          829,263
   Unisys Corp. #                                   1,270           40,561
                                                                 5,236,922


   CONSUMER NON-DURABLE - 2.3%
   Corning Inc.                                     1,240          159,883
   Fortune Brands, Inc.                             7,800          257,888
   Gillette Co.                                     5,800          238,888
   Haggar Corp.                                    11,500          130,813
   Procter & Gamble Co.                             6,500          712,156
                                                                 1,499,628


   COSMETICS - 0.5%
   Avon Products Inc.                               3,300          108,900
   Kimberly Clark                                   3,300          215,325
                                                                   324,225

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 19

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                  3,300          177,788
   First Data Corp.                                 2,170          107,008
   Fiserv, Inc. #                                     910           34,864
                                                                   319,660

   DIVERSIFIED - 1.2%
   Honeywell International Inc.                     3,402          196,253
   Minnesota Mining & Manufacturing Co.             1,570          153,664
   Norfolk Southern Corp.                           1,830           37,515
   PPG Industries, Inc.                               830           51,927
   Tyco International                               7,860          306,540
                                                                   745,899

   DRUG - 5.5%
   Abbott Labs                                      6,830          248,014
   Bristol Myers Squibb                            10,870          697,718
   Eli Lilly & Co.                                  4,550          302,575
   Merck & Co., Inc.                               10,830          726,287
   Pfizer, Inc.                                    20,210          655,562
   Pharmacia & Upjohn                               1,470           66,150
   Schering Plough Corp.                            9,550          404,681
   Warner Lambert Co.                               4,800          393,300
                                                                 3,494,287

   DRUGSTORE - 0.2%
   Rite Aid Corp.                                  11,400          127,538

   ELECTRIC -- INTEGRATED - 0.2%
   Edison International                             1,800           47,138
   FPL Group, Inc.                                    960           41,100
   Teco Energy Inc.                                 2,930           54,388
                                                                    142,626

   ELECTRIC UTILITY - 0.5%
   AES Corp. #                                      2,460          183,885
   Duke Power Co.                                   2,940          147,368
                                                                   331,253

   ELECTRICAL EQUIPMENT - 4.3%
   General Electric Corp.                          17,552        2,712,858


   ELECTRONIC COMPONENT SEMICONDUCTORS - 4.6%
   Advanced Micro Devices Inc. #                    1,520           43,985
   Applied Materials, Inc. #                        1,880          238,173
   Caliper Technology  #                              580           38,715
   Epcos AG - Sponsored ADR #                       1,650          122,925
   Intel                                           14,750        1,214,109
   KLA -Tencor Corp. #                                600           66,825
   LSI Logic Corp. #                                  810           54,675
   Maxim Integrated Products Inc. #                 1,100           51,906
   Motorola, Inc.                                   3,600          530,100
   STMicroelectronics NV                              860          130,236
   Texas Instruments Inc.                           3,620          349,783
   Xilinx Inc. #                                    2,360          107,306
                                                                 2,948,738



The Flex-Partners Funds Annual Report * December 31, 1999               Page 20

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                 3,674          210,796

   ELECTRONICS - 0.1%
   Rockwell International Corp.                       840           40,215
   Scientific Atlanta                                 680           37,995
                                                                    78,210
   FINANCE - 6.3%
   Bank One Corp.                                   4,326          138,432
   BankAmerica Corp.                               10,214          512,615
   Chase Manhattan Corp.                            3,900          302,981
   Equifax, Inc.                                      710           16,729
   Fannie Mae                                       6,600          412,088
   First Union Corp.                                4,968          163,634
   FleetBoston Financial Corp.                      7,008          243,966
   Freddie Mac                                      9,300          437,681
   Lehman Brothers Holdings, Inc.                   1,500          127,031
   Mellon Bank Corp.                                7,200          245,250
   Merrill Lynch & Co.                                800           66,650
   Metris Cos., Inc.                               10,000          356,875
   Morgan Stanley Dean Witter & Co.                 1,800          256,950
   PNC Bank Corp.                                   3,100          137,950
   Providian Financial Corp.                        5,650          514,503
   Ryder Systems, Inc.                                310            7,576
   SLM Holding Corp.                                4,000          169,000
                                                                 4,109,911

   FINANCIAL SERVICES - 3.6%
   American Express Co.                             1,700          282,625
   Associates First Capital                        10,400          285,350
   Avery Dennison Corp.                               920           67,045
   Capital One Financial Corp.                     20,600          992,663
   Citigroup Inc.                                  11,995          667,972
   Concord EFS Inc. #                                 690           17,768
   H&R Block, Inc.                                  1,370           59,938
                                                                 2,373,361

   FOOD -- DIVERSIFIED - 1.3%
   General Mills                                    4,800          171,600
   Hershey Food Corp.                               2,700          128,081
   Safeway Inc. #                                   3,300          117,975
   Sara Lee Corp.                                  10,200          225,038
   Sysco Corp.                                      5,700          225,506
                                                                   868,200

   FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                              860           43,645
   Weyerhauser Co.                                  1,120           80,430
   Willamette Industries, Inc.                        640           29,720
                                                                   153,795

   GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                               2,090           36,967

   HEALTH - 1.3%
   American Home Products                           5,820          228,435
   Johnson & Johnson                                6,910          644,358
                                                                   872,793

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 21

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   INSTRUMENTS -- CONTROLS - 0.0%
   Johnson Controls Inc.                              432           24,570
                                                                    24,570

   INSTRUMENTS -- SCIENTIFIC - 0.1%
   PE Biosystems Group                                380           45,719


   INTERNET SERVICE - 0.5%
   Yahoo, Inc. #                                      740          320,189

   INSURANCE -- MULTILINE - 2.2%
   Allstate                                         6,700          160,800
   American International Group                    10,543        1,139,962
   PMI Group                                        3,300          161,081
                                                                 1,461,843

   MACHINERY - 0.3%
   Caterpillar, Inc.                                1,813           85,324
   Deere & Co.                                      1,197           51,920
   Dover Corp.                                      1,071           48,597
                                                                   185,841

   MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                       1,150           41,688
   Owens Illinois #                                   780           19,549
                                                                    61,237

   MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                              1,205          120,500

   MATERIALS & SERVICES - 0.4%
   Champion International Corp.                       425           26,323
   Dana Corp.                                         970           29,039
   Ecolab, Inc.                                     1,970           77,076
   Illinois Tool Works, Inc.                        1,730          116,883
   Sherwin-Williams Co.                             1,070           22,470
                                                                   271,791

   MEDICAL PRODUCTS - 1.3%
   Amgen, Inc. #                                    4,600          276,288
   Biogen Inc.#                                       400           33,800
   Guidant Corp. #                                    810           38,070
   Human Genome #                                     890          135,836
   IDEC Pharmaceuticals Corp. #                       980           96,285
   MedImmune, Inc. #                                1,260          209,003
   Millennium Pharmaceutical #                        400           48,800
                                                                   838,082

   MEDICAL HMO - 0.0%
   Wellpoint Health Networks #                        390           25,716

   MEDICAL SERVICES - 0.4%
   Columbia/HCA Healthcare Corp.                    2,410           70,643
   Health Management #                              5,120           68,480
   IMS Health, Inc.                                 1,080           29,363
   Shared Medical Systems                             310           15,791
   Tenet Healthcare Corp. #                         2,230           52,405
                                                                   236,682

   MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                          1,200           26,250
   Cardinal Health Inc                              1,220           58,408


The Flex-Partners Funds Annual Report * December 31, 1999               Page 22

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   Medtronic, Inc.                                  6,970          253,969
                                                                   338,627

   MULTIMEDIA - 1.0%
   Time Warner Inc.                                 6,300          456,356
   Viacom Inc Class B  #                            3,000          181,313
                                                                   637,669

   NATURAL GAS DISTRIBUTOR - 0.3%
   MCN Corp.                                        4,770          113,288
   Williams Cos., Inc.                              2,600           79,463
                                                                   192,751

   NETWORKING PRODUCTS - 2.9%
   3COM Corp. #                                       980           46,060
   Cisco Systems, Inc. #                           16,860        1,806,128
   Network Appliance #                                840           69,773
                                                                 1,921,961
   OFFICE AUTOMATION & EQUIPMENT - 1.2%
   Hewlett Packard                                  5,620          639,275
   Pitney Bowes, Inc.                               1,325           64,014
   Xerox Corp.                                      2,180           49,595
                                                                   752,884

   OIL/GAS -- DOMESTIC - 0.8%
   Atlantic Richfield                               1,700          147,050
   Baker Hughes                                     1,540           32,436
   Burlington Resources                             1,000           33,063
   Devon Energy                                     1,200           39,450
   Enron Corp.                                      3,000          133,125
   Noble Affiliates Inc.                            2,100           45,019
   Noble Drilling Co. #                             1,300           42,575
   USX Marathon Group                               2,800           69,125
                                                                   541,843


   OIL/GAS -- INTERNATIONAL - 2.7%
   Chevron Corp.                                    3,200          277,200
   Exxon Corp.                                     18,362        1,479,289
   Transocean Sedco                                   621           20,913
                                                                 1,777,402

   OILFIELD SERVICES/EQUIPMENT - 0.6%
   Coastal Corp.                                    1,900           67,331
   Kerr-McGee Corp.                                 1,000           62,000
   Schlumberger Ltd.                                3,200          179,600
   Smith International Inc.  #                      1,500           74,531
                                                                   383,462

   OIL & NATURAL GAS - 0.1%
   Apache Corp.                                     1,200           44,325
   Amerada Hess                                       500           28,375
   Ocean Energy, Inc. #                            10,160           78,740
                                                                   151,440

   PAPER & FOREST PRODUCTS - 0.2%
   International Paper                              2,185          123,316
   Mead Corp.                                         840           36,488
                                                                   159,804

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 23

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   PETROLEUM -- INTEGRATED - 1.4%
   Conoco, Inc. - Class B                           4,500          111,938
   Occidental Petroleum Corp.                       3,600           77,850
   Royal Dutch Petroleum                            9,700          587,456
   Texaco                                           3,100          168,369
                                                                   945,613

   PUBLISHING - 0.4%
   The Reader's Digest Association, Inc.            9,500          277,875


   RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                     2,005           48,621
   Kansas City Southern Industries, Inc.              540           40,298
   Union Pacific Corp.                                765           33,421
                                                                   122,340

   RENTAL -- AUTO/EQUIPMENT - 0.4%
   The Hertz Corp.                                  5,600          280,700
                                                                   280,700

   RESTAURANT - 0.7%
   McDonalds Corp.                                  6,500          262,031
   Wendy's International, Inc.                     10,400          216,450
                                                                   478,481

   RETAIL GROCERY - 0.2%
   Albertson's, Inc.                                3,700          119,325

   RETAIL STORE - 2.2%
   Action Performance #                            23,400          269,100
   Amazon.Com #                                       500           38,063
   Kmart #                                         40,000          402,500
   PETsMART, Inc. #                                30,000          172,500
   WalMart Stores, Inc.                             8,000          553,000
                                                                 1,435,163

   RUBBER/PLASTICS - 0.5%
   Newell Rubbermaid Co.                           10,700          310,300


   S&L / THRIFTS -- SOUTHERN U.S. - 0.1%
   Greater Atlantic Financial Corp. #              10,000           44,375


   SERVICES  - 0.1%
   Paychex Inc.                                     1,675           67,000


   STEEL - 0.0%
   Nucor Corp.                                        410           22,473

   TELECOMMUNICATION EQUIPMENT - 3.6%
   General Instrument Corp. #                         890           75,650
   JDS Uniphase Corp. #                             1,960          316,173
   Loral Space & Communications Ltd. #             10,110          245,799
   Metromedia Fiber Network Inc. - Class A #        3,880          185,998
   Nokia Corp. - ADR - Class A                        150           28,659
   Nortel Networks                                  6,300          636,300
   P-Com, Inc. #                                    8,760           77,471
   QUALCOMM, Inc. #                                 3,280          577,690
   Sprint Corp. PCS Group #                         2,285          234,213
                                                                 2,377,953

   TELECOMMUNICATION SERVICES - 11.6%
   AT&T Corp.                                      17,095          860,092
   Bell Atlantic Corp.                              8,590          528,822
   BellSouth Corp.                                 10,980          514,001


The Flex-Partners Funds Annual Report * December 31, 1999               Page 24

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   CenturyTel, Inc.                                 1,730           81,959
   Global Crossing LTD #                           24,429        1,221,450
   GTE Corp.                                        5,320          375,393
   Lucent Technologies Inc.                        14,700        1,102,500
   MCI Worldcom, Inc. #                            19,167        1,017,049
   Nextel Communications #                          2,630          271,219
   Qwest Communications #                           4,090          175,870
   SBC Communications                              17,674          861,608
   Sprint Corp. FON Group                           2,370          159,531
   Teleglobe Inc.                                   5,720          129,773
   Tellabs, Inc. #                                  1,590          102,058
   U.S. West, Inc.                                  2,665          191,880
                                                                 7,593,205

   TOBACCO - 0.7%
   Gallaher Group, PLC - ADR                       11,400          175,275
   Philip Morris Cos.                              12,500          287,500
                                                                   462,775

   TOYS - 1.9%
   Hasbro Bradley Inc.                              9,450          179,550
   JAKKS Pacific Co. #                              7,600          142,025
   Toys "R" Us Inc. #                              64,000          916,000
                                                                 1,237,575

   TRANSPORTATION - 0.1%
   FDX Corp. #                                      1,000           40,938

   TRUCKING/TRANSPORTATION LEASING - 0.0%
   CSX, Corp.                                       1,017           31,908

   WATER UTILITY  - 0.2%
   Azurix Corp. #                                  16,095          143,849

 TOTAL COMMON STOCKS
 (Cost $43,996,840 )                                            60,677,701

U.S. TREASURY OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 4.30%  01/06/00                           6,000            5,997
       *  5.04%  03/09/00                         600,000          594,112

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $600,285 )                                          600,109

REPURCHASE AGREEMENT - 6.2%

          Bank of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $4,165,707
          various commercial papers, 5.50%,
          03/14/00 - 03/24                      4,037,000        4,037,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $4,037,000 )                                       4,037,000

TOTAL INVESTMENTS - 100.0%
(Cost $48,634,125 )                                            $65,314,810

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 25

                                                     CONTRACTS       VALUE
                                                     ---------       -----

FUTURES CONTRACTS

       Long, S&P 500 Futures, face amount                10        3,710,500
          $3,610,500 expiring March 2000

                                                                  $3,710,500


TRUSTEE DEFERRED COMPENSATION***

          Flex-funds Highlands Growth Fund              483           10,771
          Flex-funds Muirfield Fund                     775            4,908
          Flex-funds Total Return Utilities Fund        171            3,462
          Flex-Partners International Equity Fund       377            6,458

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost  $24,138 )                                           $25,599

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 26

                            INTERNATIONAL EQUITY FUND
                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1999

                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

  COMMON STOCKS - 100.0%

       ADVERTISING - 0.8%
                   Telefonica Publicidad e Informacion, SA#        2,800 $      135,620
                   WPP Group PLC                                   2,620         41,525
                                                                                177,145

       AEROSPACE/DEFENSE - 0.6%
                   British Aerospace PLC                          12,118         80,269
                   Finmeccanica Spa #                             60,000         68,663
                                                                                148,932

       AIR TRANSPORT - 0.3%
                   Cathay Pacific Airways                          6,000         10,690
                   Japan Airlines Co.                             10,000         29,639
                   Singapore Airlines Ltd.                         2,500         28,361
                                                                                 68,690

       APPAREL - 0.2%
                   Alexon Group PLC #                              3,181          5,910
                   Espirit Holdings Ltd.                          12,000         12,967
                   Onward Kashiyama Co., Ltd.                      2,000         27,389
                                                                                 46,266

       AUTO & TRUCK - 3.2%
                   Autobacs Seven                                    300          9,831
                   Daimler Chrysler AG                             1,700        131,575
                   GKN Ord.                                        2,934         46,217
                   Honda Motor Co., Ltd.                           2,000         74,342
                   Nissan Motor Co., Ltd.                          7,000         27,526
                   Toyota Motor Corp.                              9,000        435,782
                                                                                725,273

       AUTOPARTS - 0.3%
                   Denso Corp.                                     3,000         71,603

       BANKING - 12.6%
                   Abbey National PLC #                            2,519         40,290
                   Allied Irish Banks PLC                          7,632         86,727
                   Argentaria, Caja Postal y Banco                 4,000         93,679
                     Hipotecario de Espana, SA
                   Asahi Bank Ltd.                                 5,000         30,813
                   Banca Nazionale del Lavoro #                   31,440        104,467
                   Bank of Fukuoka Ltd.                            4,000         27,741
                   Bank of Tokyo-Mitsubishi Ltd.                   7,000         97,506
                   Bank of Yokohama Ltd.                           5,000         23,036
                   Banque Nationale de Paris                         750         68,965
                   Barclays PLC                                    3,548        102,147
                   Chiba Bank Ltd.                                 6,000         33,219
                   Christiania Bank Og Kreditkasse                19,100         93,931
                   Commonwealth Bank of Australia                  2,050         35,325
                   Credit Lyonnais #                               1,600         72,920
                   Credit Suisse Group                               500         99,497
                   Dai-Ichi Kangyo Bank Ltd.                       6,000         56,050
                   Daiwa Bank Ltd.                                 6,000         17,607
                   DBS Group Holdings Ltd.                         2,395         39,246
                   Deutsche Bank AG                                1,720        145,468
                   Entrium Direct Bankers AG #                     4,700         71,715
                   Halifax PLC                                     3,230         35,824
                   Hang Seng Bank Ltd.                             3,600         41,101


The Flex-Partners Funds Annual Report * December 31, 1999               Page 27



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   HSBC Holdings PLC                              20,157        281,194
                   HypoVereinsbank AG                              1,400         95,988
                   Industrial Bank of Japan Ltd.                   6,000         57,811
                   ING Groep NV                                    2,796        168,238
                   Malayan Banking Bhd                             2,000          7,106
                   Mitsubishi Trust                                2,000         17,607
                   National Australia Bank Ltd.                    3,190         48,829
                   National Bank of Greece SA                        780         57,593
                   Overseas-Chinese Banking Corp., Ltd.            3,150         28,929
                   Royal Bank of Scotland Group PLC                2,063         36,596
                   San Paolo - IMI SpA                             5,600         75,835
                   Sanwa Bank Ltd.                                 4,000         48,636
                   Schroders PLC                                     975         19,627
                   Softbank Corp.                                    200        191,333
                   Sumitomo Bank Ltd.                              9,000        123,164
                   Sumitomo Trust                                  4,000         26,998
                   Tokai Bank Ltd.                                 5,000         31,498
                   Unicredito Italiano Spa                        25,000        122,470
                   United Overseas Bank Ltd.                       2,112         18,635
                                                                              2,875,361

       BEVERAGE -- ALCOHOLIC - 0.5%
                   Bass PLC                                        2,244         27,934
                   Diageo PLC                                      7,240         58,251
                   Foster's Brewing Group Ltd.                     8,300         23,828
                   Fraser & Neave Ltd.                             1,000          3,692
                                                                                113,705

       BROADCASTING -- CABLE TV - 0.7%
                   British Sky Broadcasting Group PLC              3,910         62,949
                   Reuters Holdings PLC                            4,268         58,576
                   Television Broadcasts Ltd.                      1,000          6,818
                   Tokyo Broadcasting System, Inc.                 1,000         33,845
                                                                                162,188

       BROADCASTING & PUBLISHING - 0.4%
                   Austar United Communications Ltd. #             3,900         15,629
                   News Corporation Ltd.                           8,660         84,143
                                                                                 99,772

       BUILDING & CONSTRUCTION - 1.8%
                   Acciona SA                                      1,500         84,324
                   AMEC plc                                        3,000         11,972
                   Compagnie de Saint Gobain                         400         74,968
                   CRH PLC                                         5,040        108,271
                   Obayashi Corp.                                 14,000         66,145
                   RMC Group PLC                                   1,684         23,126
                   Sekisui House                                   3,000         26,558
                   Tostem Corp.                                    1,000         17,950
                                                                                413,314

       BUILDING MATERIALS - 0.1%
                   Meyer International PLC                         2,150         13,356

       CHEMICALS - 1.6%
                   Clariant                                          215        102,600
                   Denki Kagaku Kogyu                              7,000         20,884
                   Imperial Chemical Industries                    2,150         22,769
                   Laporte                                         1,130          9,858
                   Nippon Sanso Corp.                              4,000         11,738
                   SGL Carbon AG                                   1,000         66,254
                   Shin-Etsu Chemical Co., Ltd. #                  3,000        129,121
                                                                                363,224


The Flex-Partners Funds Annual Report * December 31, 1999               Page 28



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       CHEMICALS -- DIVERSIFIED - 1.5%
                   Aventis SA                                      4,550        262,281
                   BOC Group PLC                                     530         11,388
                   Dainippon Ink & Chemicals                       3,000          8,892
                   Henkel KGaA                                     1,150         75,615
                                                                                358,176

       COMPUTERS & PERIPHERALS - 2.9%
                   Atos SA #                                         425         70,224
                   Fujitsu Ltd.                                    5,000        227,918
                   Itochu Techno-Science Corp.                       100         62,310
                   Logica PLC                                      1,630         42,056
                   Misys PLC                                       2,982         46,491
                   NEC Corp.                                       3,000         71,457
                   Netcom AB #                                     1,150         81,060
                   The Sage Group PLC #                            4,790         58,466
                                                                                659,982

       CONTAINERS -- PAPER & PLASTIC - 0.1%
                   Bunzl PLC                                       6,100         33,606

       CONSUMER DURABLES - 0.2%
                   Unilever PLC                                    6,582         48,437

       COSMETICS - 0.4%
                   Kao Corp.                                       3,000         85,542

       DATA PROCESSING - 0.0%
                   Industri-Matematik International Corp. -        2,000         12,250
                     ADR #

       DISTRIBUTION WHOLESALER - 0.3%
                   Marubeni Corp.                                 10,000         41,964
                   Mitsui & Co.                                    5,000         34,970
                                                                                 76,934

       DIVERSIFIED - 2.8%
                   Arriva PLC                                        146            571
                   Bodycote International PLC                      1,407          6,797
                   Brambles Industries Ltd.                        1,050         29,056
                   Broken Hill Proprietary Co., Ltd.               3,850         50,588
                   Granada Group PLC                               2,954         29,947
                   Hays PLC                                          900         14,337
                   Hutchison Whampoa Ltd.                          8,000        116,293
                   Invensys PLC                                    8,738         47,575
                   Lagardere SCA                                   2,000        108,416
                   Mitsubishi Corp.                                5,000         38,589
                   Swire Pacific Ltd.                              3,000         17,714
                   Vivendi                                         2,000        179,990
                                                                                639,873

       DRUG - 2.1%
                   Pharmacia & Upjohn, Inc.                        1,700         77,347
                   Rhodia SA                                       4,050         91,232
                   Roche Holdings AG                                   7         83,181
                   Sankyo Co., Ltd.                                2,000         41,084
                   Smithkline Beecham PLC                         13,842        176,669
                                                                                469,513

       ELECTRIC PRODUCTION -- MISCELLANEOUS - 1.5%
                   Chubu Electric Power Co., Inc.                  1,800         29,316
                   CLP Holdings Ltd.                               7,500         34,540


The Flex-Partners Funds Annual Report * December 31, 1999               Page 29



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   Hitachi Ltd.                                   11,000        176,465
                   Sanyo Electric Co., Ltd.                        9,000         36,535
                   Scottish Power PLC                              4,963         37,605
                   Tenaga Nasional Bhd                             1,000          2,579
                   Tokyo Electric Power Co.                        1,400         37,523
                                                                                354,563

       ELECTRONIC COMPONENT -- MISCELLANEOUS - 7.4%
                   Arm Holdings PLC #                                220         14,846
                   Electrocomponents PLC                           2,150         23,811
                   Epcos AG #                                        970         72,543
                   Hirose Electric Co., Ltd.                         500        112,051
                   Idec Izumi Corp.                                2,000         22,890
                   Johnson Electric Holdings Ltd.                  2,000         12,838
                   Kyocera Corp.                                     700        181,454
                   Mabuchi Motor Co., Ltd.                           900        156,970
                   Matsushita Electric Industrial Co., Ltd.        4,000        110,731
                   Minebea Co., Ltd.                               2,000         34,295
                   Murata Manufacturing Co., Ltd.                  1,000        234,765
                   Perlos Oyj #                                    4,000        140,539
                   Sony Corp.                                      1,000        296,390
                   STMicroelectronics NV                           1,100        168,727
                   Sumitomo Electric Industries                    4,000         46,210
                   Yakult Honsha Co., Ltd.                         6,000         52,235
                                                                              1,681,295

       ENGINEERING RESEARCH & DEVELOPMENT - 0.1%
                   Sembcorp Industries Ltd.                        3,000          4,088
                   Singapore Technologies Engineering Ltd.         6,000          9,292
                                                                                 13,380

       ENTERTAINMENT/MEDIA - 0.3%
                   Pearson PLC                                     2,146         69,480

       FINANCE - 1.8%
                   Acom Co., Ltd.                                    500         48,958
                   Lend Lease Corp., Ltd.                          1,300         18,225
                   Lloyds TSB Group PLC                           12,052        150,805
                   Nomura Securities Co., Ltd.                     5,000         90,238
                   Orix Corp.                                        100         22,518
                   Takefuji Corp.                                    400         50,044
                                                                                380,788

       FINANCIAL SERVICES - 0.8%
                   Daiwa Securities Group, Inc.                    4,000         62,565
                   Legal & General Group PLC                      16,724         45,528
                   Unidanmark A/S                                  1,150         81,105
                                                                                189,198

       FOOD -- DIVERSIFIED - 2.7%
                   Cadbury Schweppes PLC                           5,920         35,771
                   Carrefour SA                                      750        137,854
                   Danone                                            300         70,470
                   Nestle SA                                         100        183,401
                   Nippon Meat Packers, Inc.                       2,000         25,922
                   Nissin Food Products                            1,000         23,525
                   Royal Canin SA                                  1,300         91,285
                   Tesco PLC                                      16,517         50,234
                                                                                618,462

       HOTEL/GAMING - 0.7%
                   Accor SA                                        2,800        134,833


The Flex-Partners Funds Annual Report * December 31, 1999               Page 30



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   Genting Bhd                                     1,000          3,553
                   Hilton Group PLC                                6,073         19,451
                                                                                157,837

       HOUSEHOLD PRODUCTS - 1.3%
                   Asahi Glass Co., Ltd.                           5,000         38,687
                   Electrolux  AB                                   4000        100,897
                   Hunter Douglas NV                               2,714         73,560
                   Societe Europeenne des Satellites                 500         72,779
                                                                                285,923

       INSURANCE -- MULTILINE - 0.6%
                   Allied Zurich AG #                              3,516         41,439
                   Prudential Corp., PLC                           3,625         71,450
                   Royal & Sun Alliance Insurance Group PLC        3,477         26,486
                                                                                139,375

       INSURANCE - 2.3%
                   Axa                                             1,050        145,879
                   Fortis AG                                       2,500         89,895
                   Muenchener Rueckversicherungs -                   430        108,561
                     Gesellschaft AG
                   Skandia Forsakrings AB                          4,500        136,317
                   Tokio Marine & Fire Insurance Co.               4,000         46,757
                                                                                527,409

       INTERNET -- SOFTWARE - 0.8%
                   Brokat Infosystems AG #                           520        104,922
                   Freenet.de AG #                                   750         82,065
                                                                                186,987


       INVESTMENT COMPANIES - 0.5%
                   Amvescap PLC                                    1,100         12,796
                   NH Hoteles SA #                                 7,000         78,561
                   Parques Reunidos SA #                           3,000         16,262
                   Sime Darby Bhd                                  1,000          1,269
                                                                                108,888

       MACHINERY - 3.0%
                   Amada Co., Ltd.                                 6,000         32,808
                   Kubota Corp.                                   11,000         42,072
                   Mannesmann AG                                   1,200        290,313
                   Schneider Electric SA                           1,500        117,375
                   Sidel SA                                          750         77,171
                   Toshiba Machine Co., Ltd.                      15,000         24,210
                   Usinor SA                                       5,000         93,609
                                                                                677,558

       MANUFACTURING - 2.0%
                   ABB Ltd. #                                        891        109,099
                   FKI PLC                                         4,770         18,495
                   Mitsubishi Heavy Industries Ltd.                9,000         30,021
                   NTN Corp.                                       8,000         23,633
                   Siemens AG                                      1,200        152,686
                   Veba AG                                         2,500        120,889
                                                                                454,823

       MEDICAL PRODUCTS - 3.6%
                   AstraZeneca Group PLC                           4,068        168,776
                   Glaxo Wellcome PLC                              7,537        213,094
                   Novartis AG                                       215        316,045
                   Takeda Chemical Industries                      2,000         98,797
                   Terumo Corp.                                    1,000         26,704
                                                                                823,416


The Flex-Partners Funds Annual Report * December 31, 1999               Page 31



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       MINING - 0.5%
                   Mitsui Mining & Smelting Co., Ltd.              5,000         23,623
                   Rio Tinto Ltd.                                  1,590         34,179
                   Rio Tinto PLC                                   2,260         54,586
                                                                                112,388

       NETWORKING PRODUCT - 0.5%
                   Equant NV #                                     1,000        113,134

       OFFICE AUTOMATION & EQUIPMENT - 0.3%
                   Canon, Inc.                                     2,000         79,429

       OIL & NATURAL GAS - 7.1%
                   Amp Ltd.                                        2,140         23,661
                   BG PLC                                          7,196         46,501
                   British Petroleum Co., PLC                     44,658        449,130
                   Centrica PLC #                                 12,070         34,223
                   ENI SpA                                        16,650         91,259
                   Hong Kong & China Gas Co., Ltd.                 8,800         12,056
                   LASMO PLC                                       6,900         13,126
                   Nippon Oil Co.                                  4,000         17,607
                   PowerGen PLC                                    1,900         13,660
                   Repsol - YPF, SA                                6,500        150,206
                   Royal Dutch Petroleum Co.                       5,250        320,692
                   Shell Transport & Trading Co.                   1,618         13,449
                   Tokyo Gas Co.                                  23,000         56,021
                   Total Fina SA                                   2,748        365,512
                                                                              1,607,103

       OPTICAL SUPPLIES - 0.1%
                   Paris Miki, Inc.                                  400         28,720

       PAPER & FOREST PRODUCTS - 1.5%
                   Nippon Paper Industries Co., Ltd.               2,000         11,014
                   Stora Kopparbergs Bergslags Aktiebolag         14,877        256,019
                   UPM - Kymmene Oyj                               1,600         64,246
                                                                                331,279

       PRINTING -- COMMERCIAL - 0.2%
                   Dai Nippon Printing Co., Ltd.                   3,000         47,833

       PROTECTION -- SAFETY EQUIPMENT - 0.5%
                   Secom Co., Ltd.                                 1,000        110,046

       PUBLISHING - 1.0%
                   Johnston Press PLC                              2,046         12,065
                   Singapore Press Holdings Ltd.                     946         20,499
                   South China Morning Post Holdings Ltd.          9,000          7,757
                   Verenigde Nederlandse Uitgeversbedrijven        3,400        178,095
                     Verenigd Bezit
                                                                                218,416

       REAL ESTATE MANAGEMENT & INVESTMENT - 1.5%
                   British Land Co., PLC                           3,668         24,297
                   Chelsfield PLC                                  1,620          8,218
                   Cheung Kong Holdings Ltd.                       6,000         76,221
                   City Developments Ltd.                          4,000         23,409
                   DBS Land Ltd.                                   1,000          1,969
                   HKR International Ltd.                         12,080          8,469
                   Land Securities PLC                             2,094         23,478
                   Mitsubishi Estate Co., Ltd.                     9,000         87,773
                   New World Development Co., Ltd.                 4,000          9,005
                   Sun Hung Kai Properties Ltd.                    5,000         52,100
                   Westfield Holdings Ltd.                         4,200         26,157
                                                                                341,096


The Flex-Partners Funds Annual Report * December 31, 1999               Page 32



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       RECREATION - 0.2%
                   TAB Ltd.                                        9,590         17,514
                   TABCORP Holdings Ltd.                           2,800         18,972
                                                                                 36,486

       RETAIL - 0.8%
                   Coles Myer Ltd.                                 3,200         16,540
                   Cycle & Carriage Ltd.                           1,000          3,091
                   Isetan Co., Ltd.                                7,000         51,355
                   Matalan PLC                                       600         16,503
                   Next PLC                                        2,200         21,113
                   Otsuka Kagu Ltd.                                  200         53,800
                   Ryohin Keikaku Co. Ltd.                           100         20,063
                                                                                182,465

       RETAIL GROCERY - 0.7%
                   Ito-Yokado Co., Ltd.                            1,000        108,579
                   Superdiplo SA #                                 3,000         57,219
                                                                                165,798

       RETAIL STORE - 0.2%
                   Debenhams PLC                                   1,627          5,099
                   Kingfisher PLC                                  3,277         36,372
                                                                                 41,471

       SHIP BUILDING - 0.0%
                   Keppel Corp., Ltd.                              2,000          5,234


       STEEL -- INTEGRATED - 0.6%
                   Corus Group PLC                                 9,900         25,751
                   Kawasaki Steel Corp.                           23,000         41,172
                   Nippon Steel Corp.                             28,000         65,460
                                                                                132,383

       TELECOMMUNICATIONS - 5.9%
                   Cable & Wireless PLC                           26,062         75,268
                   DDI Corp.                                           1         13,695
                   Deutsche Telekom AG                             3,500        251,213
                   Europolitan Holdings AB                         3,500         61,882
                   Fujikura                                        7,000         27,800
                   Nippon Telegraph & Telephone Corp.                 27        462,193
                   Portugal Telecom SA                            12,800        139,929
                   PT Multimedia #                                 1,250         70,859
                   Singapore Telecommunications Ltd.              12,000         24,778
                   Swisscom AG                                       170         68,834
                   Telecom Corporation of New Zealand Ltd.         7,300         34,249
                   Telestra Corp., Ltd. #                          1,100          3,881
                   Versatel Telecom International NV #             3,000        105,404
                                                                              1,339,985

       TELECOMMUNICATION EQUIPMENT - 8.6%
                   Alcatel Alsthom                                   950        217,434
                   France Telecom SA                               2,700        355,875
                   Marconi PLC                                     5,158         91,291
                   Nokia Oyj                                       2,850        514,975
                   Telefonaktiebolaget LM Ericsson                 4,900        315,928
                   Teleste Corp.                                   6,325        102,859
                   Vodafone AirTouch PLC                          72,805        360,811
                                                                              1,959,173

       TELECOMMUNICATION SERVICES - 4.1%
                   British Telecommunications PLC                 14,574        356,247


The Flex-Partners Funds Annual Report * December 31, 1999               Page 33



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   China Telecom Ltd. #                            2,000         12,504
                   KPNQwest NV #                                   2,500        165,886
                   Rank Group PLC                                  2,537          8,034
                   Sonera Group Oyj                                2,500        170,780
                   Telekom Malaysia Bhd                            1,000          3,869
                   Telestra Corp., Ltd.                           11,300         61,467
                   Thus PLC #                                      2,000         12,537
                   United Pan-Europe Communications NV #           1,100        140,238
                                                                                931,562

       TEXTILE PRODUCTS - 0.1%
                   Toray Industries, Inc.                          3,000         11,621

       TOBACCO - 0.2%
                   British American Tobacco Bhd                      200          1,527
                   British American Tobacco PLC                    6,120         34,779
                                                                                 36,306

       TRANSPORTATION - 1.6%
                   East Japan Railway Co.                              9         48,508
                   Malaysia International Shipping Bhd             1,000          1,645
                   National Express Group PLC                        989         11,664
                   Neptune Orient LNS #                            2,000          2,677
                   Nippon Yusen KK                                 6,000         24,533
                   Peninsular and Oriental Steam Navigation Co.    2,449         40,872
                   Railtrack Group PLC                             1,999         33,588
                   Stagecoach Holdings PLC                         2,700          6,958
                   TNT Post Group NV                               2,220         63,402
                   Tokyu Corp.                                     6,000         14,614
                   Yamato Transport Co., Ltd.                      3,000        116,209
                                                                                364,670

       TRAVEL SERVICES - 0.8%
                   Airtours PLC                                    1,880         11,542
                   Amadeus Global Travel Distribution SA #        10,750        169,964
                                                                                181,506

       WATER UTILITY - 0.2%
                   Kurita Water Industries Ltd.                    2,000         31,772
                   Severn Trent PLC                                  568          5,644
                                                                                 37,416

       TOTAL COMMON STOCKS
       (Cost  $17,080,297 )                                                  22,748,044

 TOTAL INVESTMENTS - 100.0%
 (Cost  $17,080,297 )                                                        22,748,044

 TRUSTEE DEFERRED COMPENSATION*

                   Flex-funds Highlands Growth Fund                  223          4,977
                   Flex-funds Muirfield Fund                         348          2,200
                   Flex-funds Total Return Utilities Fund             74          1,497
                   Flex-Partners International Equity Fund           173          2,973

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $10,980 )                                                         $11,647


The Flex-Partners Funds Annual Report * December 31, 1999               Page 34

ADR: American Depositary Receipt

#    Represents non-income producing securities.

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

 Portfolio Composition by Country of Domicile as of 12/31/99.

       Australia - 2.23%                       Malaysia - 0.09%
       Belgium - 0.71%                         Netherlands - 5.35%
       Denmark - 0.36%                         New Zealand - 0.15%
       Finland - 4.36%                         Norway - 0.41%
       France - 13.18%                         Portugal - 0.93%
       Germany - 8.50%                         Singapore - 0.94%
       Greece - 0.25%                          Spain - 2.79%
       Hong Kong - 2.30%                       Sweden - 4.52%
       Ireland - 0.86%                         Switzerland - 4.23%
       Italy - 2.03%                           United Kingdom -
       Japan - 27.01%                          United States - 0.13%

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 35

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


                                        TACTICAL ASSET      UTILITY           CORE
                                          ALLOCATION         GROWTH          EQUITY
                                             FUND             FUND            FUND

 Assets:
  Investment in corresponding
   portfolio, at value                     $22,727,739       $4,246,417     $12,347,322
  Receivable for capital stock issued           29,582              ---         339,702
  Receivable from investment adviser               583           14,890           6,048
  Unamortized organization costs                 3,631            2,657           5,166
  Other assets                                   5,649            5,201           4,792
  Total Assets                              22,767,184        4,269,165      12,703,030

 Liabilities:
  Payable for capital stock redeemed             2,496            1,675           1,102
  Dividends payable                                336              396             ---
  Accrued transfer agent and
   administrative fees                           3,165              822           1,456
  Accrued 12b-1 and shareholder
   service fees -- Class A                         755            2,525           8,763
  Accrued 12b-1 and shareholder
   service fees -- Class C                      58,438            8,463          13,582
  Organizational costs due to adviser            4,524            3,472           2,108
  Other accrued liabilities                      5,191           13,667          56,874
  Total Liabilities                             74,905           31,020          83,885

 Net Assets                                 22,692,279        4,238,145      12,619,145

 Components of Net Assets:
  Capital                                   21,858,833        3,385,401      10,175,946
  Accumulated undistributed (distributions
   in excess of) net investment income         358,444           (1,159)         (1,853)
  Accumulated undistributed net realized gains
   (losses) from investment transaction       (427,817)         434,295          11,673
  Net unrealized appreciation of investments
   of investments                              902,819          419,608       2,433,379
  Total Net Assets                         $22,692,279       $4,238,145     $12,619,145

 Net Assets:
  Class A Shares                              $624,722       $2,081,748      $7,113,091
  Class C Shares                            22,067,557        2,156,397       5,506,054
                                            22,692,279        4,238,145      12,619,145

 Outstanding units of beneficial interest
   (shares): (indefinite number of shares
   authorized, $0.10 par value)
  Class A Shares                                49,968          105,517         389,176
  Class C Shares                             1,559,910          110,727         301,859
                                             1,609,878          216,244         691,035

 Net asset value -- redemption price per share:
  Class A Shares                                $12.50           $19.73          $18.28
  Class C Shares  *                             $14.15           $19.47          $18.24

 Sales charge -- Class A Shares                   5.75%            5.75%           5.75%

 Maximum offering price per share --
   Class A Shares (100%/(100% - sales
   charge) of net asset value
   adjusted to nearest cent)                    $13.26           $20.93          $19.40

 *  Redemption price varies based upon holding period.


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 36

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                         TACTICAL ASSET       UTILITY          CORE
                                           ALLOCATION          GROWTH         EQUITY
                                              FUND              FUND           FUND

 Net Investment Income from
 Corresponding Portfolio:
  Interest                                      $447,830           $8,790       $53,200
  Dividends                                       23,091          111,123       115,735
  Expenses                                      (156,877)         (49,687)     (126,019)
 Total Net Investment Income from
   Corresponding Portfolio                       314,044           70,226        42,916

 Fund Expenses:
  Administrative fee                               9,089            1,838         5,481
  Transfer agent fees                             21,997            8,211        11,613
  Shareholder service -- Class A Shares              488            4,415        18,594
  Shareholder service -- Class C Shares           44,957            4,777         8,810
  Audit fees                                       1,995            1,997         1,944
  Legal fees                                       1,542            1,082           919
  Printing                                         7,273            1,622         2,023
  Amortization of organizational costs             8,308            5,851         2,000
  Postage                                            560              646           734
  12b-1 fees -- Class A Shares                       488            4,415        18,594
  12b-1 fees -- Class C Shares                   134,872           14,332        26,431
  Registration and filing fees                    16,310           12,859        13,969
  Insurance                                          333            1,555            42
  Other expenses                                   5,907            2,504         3,499
 Total Expenses                                  254,119           66,104       114,653

  Expenses reimbursed
   by investment adviser                         (23,443)         (40,486)      (38,740)

 Net Expenses                                    230,676           25,618        75,913

 NET INVESTMENT INCOME (LOSS)                     83,368           44,608       (32,997)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from
   futures contracts                            (709,204)             ---        45,611
  Net realized gains (losses) from
   investment transactions                     3,933,976        1,032,830        10,561
  Net change in unrealized appreciation
   of investments                               (909,565)        (459,097)    1,925,520
 NET GAIN FROM INVESTMENTS                     2,315,207          573,733     1,981,692

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $2,398,575         $618,341    $1,948,695


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 37

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

                                                         INTERNATIONAL
                                                             EQUITY
                                                              FUND

  Assets:
   Investments, at value (cost $17,080,297)                  $22,748,044
   Cash                                                          717,323
   Receivable for capital stock issued                             8,493
   Dividends, interest and tax reclaims
      receivable, at value                                        49,180
   Receivable from investment adviser                             10,190
   Unamortized organization costs                                 15,553
   Trustee Deferred Compensation Plan asset,                      11,647
     at value ($10,980)
   Other assets                                                    7,220
   Total Assets                                               23,567,650

  Liabilites:
   Accrued management fees                                        18,652
   Accrued fund accounting fees                                    2,361
   Accrued transfer agent fees                                     1,787
    Accrued administrative fees                                    1,359
   Accrued 12b-1 distribution and shareholder service fees        27,506
   Trustee Deferred Compensation Plan, at value                   11,647
   Other accrued liabilities                                      30,212
   Total Liabilities                                              93,524

  Net Assets                                                 $23,474,126

  Components of Net Assets:
   Capital                                                   $17,359,464
   Accumulated undistributed net realized gains
      from investment and foreign currency transactions          446,914
   Net unrealized appreciation of
      investments and foreign currency                         5,667,748
  Total Net Assets                                           $23,474,126


  Outstanding units of beneficial interest (shares):           1,351,211

  Net asset value -- redemption price per share:                  $17.37

  Maximum sales charge                                              5.75%

  Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent)                                      $18.43

  See accompanying notes to financial statements.


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                        INTERNATIONAL
                                                            EQUITY
                                                             FUND

 Investment Income:
  Interest                                                       $2,759
  Dividends                                                     364,500
  Foreign taxes withheld                                        (38,471)
 Total Investment Income                                        328,788

 Expenses:
  Investment management fees                                    191,375
  Administration fees                                             9,569
  Distribution (12b-1) fees                                      45,690
  Fund accounting fees                                           29,999
  Transfer agent fees                                            19,138
  Audit fees                                                     16,870
  Legal fees                                                      1,109
  Custody fees                                                  106,725
  Trustees fees and expenses                                      9,570
  Postage expense                                                 1,233
  Registration expense                                            8,731
  Printing expense                                                3,248
  Amortization of organizational costs                            5,825
  Other expenses                                                  4,650
 Total Expenses                                                 453,732

  Expenses reimbursed by investment adviser                     (70,780)

 Net Expenses                                                   382,952

 NET INVESTMENT LOSS                                            (54,164)

 NET REALIZED AND UNREALIZED GAINS
  FROM INVESTMENTS:

  Net realized gains from investments
   and foreign currency transactions                          2,041,862
  Net change in unrealized appreciation
   of investments                                             3,448,137
 NET GAIN FROM INVESTMENTS                                    5,489,999

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $5,435,835


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 38

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                         TACTICAL ASSET ALLOCATION FUND            UTILITY GROWTH FUND
                                          TOTAL     CLASS A     CLASS C       TOTAL      CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)             $83,368    $1,993      $81,375     $44,608     $25,965     $18,643
  Net realized gains from investment and
   futures contract transactions         3,224,772    16,691    3,208,081   1,032,830     476,568     556,262
  Net change in unrealized appreciation
   of investments                         (909,565)   29,830     (939,395)   (459,097)   (184,055)   (275,042)

 Net increase in net assets
  resulting from operations              2,398,575    48,514    2,350,061     618,341     318,478     299,863

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income               (83,332)   (1,970)     (81,362)    (44,608)    (25,965)    (18,643)
  In excess of net investment income           ---       ---          ---        (966)       (966)        ---
  From net realized gains               (3,224,772)  (16,691)  (3,208,081)   (593,913)   (213,464)   (380,449)
  In excess of net realized gains         (347,380)  (44,469)    (302,911)        ---         ---         ---

  Net decrease in net assets resulting
   from dividends and distributions     (3,655,484)  (63,130)  (3,592,354)   (639,487)   (240,395)   (399,092)

 CAPITAL TRANSACTIONS:
  Issued                                12,993,531   621,513   12,372,018   4,161,745     727,872   3,433,873
  Reinvested                             3,646,140    63,034    3,583,106     625,059     226,485     398,574
  Redeemed                              (7,730,764) (103,955)  (7,626,809) (3,376,965)   (500,964) (2,876,001)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           8,908,907   580,592    8,328,315   1,409,839     453,393     956,446

 TOTAL INCREASE IN NET ASSETS            7,651,998   565,976    7,086,022   1,388,693     531,476     857,217

 NET ASSETS - Beginning of period       15,040,281    58,746   14,981,535   2,849,452   1,550,272   1,299,180

 NET ASSETS - End of period            $22,692,279  $624,722  $22,067,557  $4,238,145  $2,081,748  $2,156,397


 SHARE TRANSACTIONS:
  Issued                                   870,788    49,320      821,468     196,019      35,483     160,536
  Reinvested                               278,268     5,411      272,857      32,155      11,528      20,627
  Redeemed                                (520,515)   (8,998)    (511,517)   (166,022)    (24,885)   (141,137)

 Change in shares                          628,541    45,733      582,808      62,152      22,126      40,026


                                                CORE EQUITY FUND               INTERNATIONAL
                                           TOTAL     CLASS A     CLASS C         EQUITY FUND

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)            ($32,997)  ($16,936)   ($16,061)       ($54,164)
  Net realized gains from investment and
   futures contract transactions            56,172    173,049    (116,877)      2,041,862
  Net change in unrealized appreciation
   of investments                        1,925,520  1,119,695     805,825       3,448,137

 Net increase in net assets
  resulting from operations              1,948,695  1,275,808     672,887       5,435,835

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                   ---        ---         ---             ---
  In excess of net investment income           ---        ---         ---             ---
  From net realized gains                 (100,611)  (100,611)        ---      (1,691,362)
  In excess of net realized gains          (87,247)       ---     (87,247)            ---

  Net decrease in net assets resulting
   from dividends and distributions       (187,858)  (100,611)    (87,247)     (1,691,362)

 CAPITAL TRANSACTIONS:
  Issued                                13,859,799  5,554,357   8,305,442       1,527,830
  Reinvested                               185,510     99,657      85,853       1,622,117
  Redeemed                              (11,027,500)(5,090,750)(5,936,750)     (1,693,662)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           3,017,809    563,264   2,454,545       1,456,285

 TOTAL INCREASE IN NET ASSETS            4,778,646  1,738,461   3,040,185       5,200,758

 NET ASSETS - Beginning of period        7,840,499  5,374,630   2,465,869      18,273,368

 NET ASSETS - End of period            $12,619,145 $7,113,091  $5,506,054     $23,474,126


 SHARE TRANSACTIONS:
  Issued                                   822,113    333,876     488,237          99,602
  Reinvested                                10,559      5,668       4,891          99,846
  Redeemed                                (653,451)  (301,269)   (352,182)       (111,391)

 Change in shares                          179,221     38,275     140,946          88,057

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 39

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                          TACTICAL ASSET ALLOCATION FUND           UTILITY GROWTH FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL      CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                   $53,931        $216     $53,715     $29,239     $17,208     $12,031
  Net realized gains (losses) from
   investment and futures contract
   transactions                           902,170       3,583     898,587      (5,391)    (22,770)     17,379
  Net change in unrealized
   appreciation of investments          2,504,806       9,221   2,495,585     288,302     206,323      81,979

 Net increase in net assets
  resulting from operations             3,460,907      13,020   3,447,887     312,150     200,761     111,389

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income              (53,931)       (216)    (53,715)    (28,275)    (16,244)    (12,031)
  In excess of net investment income          ---         ---         ---        (388)        ---        (388)
  From net realized gains                (288,528)     (1,127)   (287,401)        ---         ---         ---

  Net decrease in net assets resulting
   from dividends and distributions      (342,459)     (1,343)   (341,116)    (28,663)    (16,244)    (12,419)

 CAPITAL TRANSACTIONS:
  Issued                                1,537,614       9,651   1,527,963   1,234,768     899,057     335,711
  Reinvested                              343,504       1,343     342,161      27,166      15,269      11,897
  Redeemed                             (4,496,048)         (5) (4,496,043) (1,264,535)   (833,891)   (430,644)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                         (2,614,930)     10,989  (2,625,919)     (2,601)     80,435     (83,036)

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          503,518      22,666     480,852     280,886     264,952      15,934

 NET ASSETS - Beginning of period      14,536,763      36,080  14,500,683   2,568,566   1,285,320   1,283,246

 NET ASSETS - End of period           $15,040,281     $58,746 $14,981,535  $2,849,452  $1,550,272  $1,299,180


 SHARE TRANSACTIONS:
  Issued                                  124,826         875     123,951      76,704      57,353      19,351
  Reinvested                               23,573         101      23,472       1,567         876         691
  Redeemed                               (354,387)        ---    (354,387)    (72,921)    (48,837)    (24,084)

 Change in shares                        (205,988)        976    (206,964)      5,350       9,392      (4,042)


 See accompanying notes to financial statements.


                                                  CORE EQUITY FUND           INTERNATIONAL
                                            TOTAL      CLASS A     CLASS C     EQUITY FUND

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                         (77)       $983     ($1,060)     ($29,201)
  Net realized gains (losses) from
   investment and futures contract
   transactions                             291,655     189,663     101,992       381,420
  Net change in unrealized
   appreciation of investments              502,895     390,385     112,510     2,333,615

 Net increase in net assets
  resulting from operations                 794,473     581,031     213,442     2,685,834

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income                   (983)       (983)        ---           ---
  In excess of net investment income           (175)       (175)        ---       (50,938)
  From net realized gains                  (115,378)    (76,889)    (38,489)      (98,118)

  Net decrease in net assets resulting
   from dividends and distributions        (116,536)    (78,047)    (38,489)     (149,056)

 CAPITAL TRANSACTIONS:
  Issued                                  9,795,113   4,836,253   4,958,860     5,048,139
  Reinvested                                113,551      76,538      37,013       149,026
  Redeemed                               (3,071,047)   (286,572) (2,784,475)   (1,650,643)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                            6,837,617   4,626,219   2,211,398     3,546,522

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          7,515,554   5,129,203   2,386,351     6,083,300

 NET ASSETS - Beginning of period           324,945     245,427      79,518    12,190,068

 NET ASSETS - End of period              $7,840,499  $5,374,630  $2,465,869   $18,273,368


 SHARE TRANSACTIONS:
  Issued                                    702,814     347,932     354,882       376,007
  Reinvested                                  7,470       5,036       2,434        10,299
  Redeemed                                 (224,121)    (21,437)   (202,684)     (123,624)

 Change in shares                           486,163     331,531     154,632       262,682

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 40

 FINANCIAL HIGHLIGHTS
 TACTICAL ASSET ALLOCATION FUND

                                        Year ended          Year ended          Year ended            Year ended        6/1/95* to
                                     December 31, 1999  December 31, 1998   December 31, 1997     December 31, 1996     12/31/95
                                     CLASS A   CLASS C   CLASS A  CLASS C   CLASS A    CLASS C    CLASS A**  CLASS C     CLASS C

 Net Asset Value, Beginning of Period $13.87    $15.33    $11.07   $12.25    $12.56    $13.52     $12.50      $13.26      $12.50

 Income from Investment Operations:
  Net investment income                 0.06      0.06      0.05     0.05      0.40      0.14       0.14        0.10       (0.02)
  Net gains (losses) from investments   1.80      1.99      3.07     3.38      1.78      2.26       0.55        0.57        1.84
  Total from investment operations      1.86      2.05      3.12     3.43      2.18      2.40       0.69        0.67        1.82

 Less Dividends and Distributions:
  From net investment income           (0.06)    (0.06)    (0.05)   (0.05)    (0.40)    (0.14)     (0.14)      (0.10)        ---
  From net realized gains              (0.87)    (2.90)    (0.27)   (0.30)    (2.93)    (3.17)     (0.49)      (0.31)      (1.06)
  In excess of net realized gains      (2.30)    (0.27)      ---      ---     (0.34)    (0.36)       ---         ---         ---

  Total distributions                  (3.23)    (3.23)    (0.32)   (0.35)    (3.67)    (3.67)     (0.63)      (0.41)      (1.06)

 Net Asset Value, End of Period       $12.50    $14.15    $13.87   $15.33    $11.07    $12.25     $12.56      $13.52      $13.26

 Total Return                          15.62%    15.33%    28.38%   28.13%    17.29%    17.71%      5.51%(1)    5.07%     14.57%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)      $625   $22,068       $59  $14,982       $36   $14,501       $137     $13,943     $11,524
  Ratio of expenses to
   average net assets                   1.77%     2.13%     2.00%    2.10%     2.00%     2.10%      1.73%(2)    2.00%      1.97%(2)
  Ratio of net investment income to
   average net assets                   1.02%     0.45%     0.45%    0.39%     0.99%     0.86%      2.60%(2)    0.75%     (0.29%)(2)
  Ratio of expenses to average net
   assets before waiver of fees(3)      3.66%     2.24%    10.38%    2.48%     6.16%     2.50%      5.23%(2)    2.40%       2.80%(2)
  Ratio of net investment income to
   average net assets before waiver
   of fees(3)                          -0.87%     0.34%    -7.93%    0.01%    (3.17%)    0.46%     (0.90%)(2)   0.35%     (1.12%)(2)
  Portfolio turnover(4)               787.66%   787.66%   128.31%  128.31%   395.42%   395.42%    297.41%     297.41%     186.13%

* Date of commencement of operations
** August 1, 1996 (date of commencement of operations) to December 31, 1996
(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived in corresponding portfolio.
(4) Represents turnover rate of corresponding portfolio.

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 41

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                            UTILITY GROWTH FUND
                                          CLASS A      CLASS C

 Net Asset Value, Beginning of Period       $18.59       $18.38

 Income from Investment Operations:
    Net investment income (loss)              0.29         0.20
   Net gains from investments                 3.44         3.38
    Total from investment operations          3.73         3.58

 Less Dividends and Distributions:
    From net investment income               (0.29)       (0.20)
   In excess of net investment income        (0.01)         ---
   From net realized gains                   (2.29)       (2.29)
   In excess of net realized gains             ---          ---

   Total distributions                       (2.59)       (2.49)

 Net Asset Value, End of Period             $19.73       $19.47

 Total Return                                20.34%       19.72%

 Ratios/Supplementary Data
   Net assets, end of period ($000)         $2,082       $2,156
   Ratio of expenses to
    average net assets                        1.82%        2.25%
   Ratio of net investment income to
    average net assets                        1.47%        0.97%
   Ratio of expenses to average net assets
    before waiver of fees (1)                 2.89%        3.37%
   Ratio of net investment income to average
    net assets before waiver of fees (1)      0.40%       -0.15%
   Portfolio turnover                        69.20%(2)    69.20%(2)

(1) Annualized ratio includes fees waived and directed brokerage payments in corresponding portfolio.
(2)  Represents turnover rate of corresponding portfolio.



                                              Year ended            Year ended           Year ended            July 11, 1995*
                                           December 31, 1998      December 31, 1997    December 31, 1996      to Dec. 31, 1995
                                          CLASS A    CLASS C     CLASS A    CLASS C    CLASS A   CLASS C     CLASS A     CLASS C

 Net Asset Value, Beginning of Period      $17.37    $17.17       $15.09    $14.91     $14.26    $14.27       $12.50     $12.50

 Income from Investment Operations:
  Net investment income                      0.23      0.16         0.22      0.19       0.29      0.26         0.12       0.10
  Net gains (losses) from investments        1.20      1.21         4.03      3.99       1.48      1.49         1.76       1.77
  Total from investment operations           1.43      1.37         4.25      4.18       1.77      1.75         1.88       1.87

 Less Dividends and Distributions:
  From net investment income                (0.21)    (0.16)       (0.22)    (0.19)     (0.29)    (0.26)       (0.12)     (0.10)
  From net realized gains                     ---       ---        (1.75)    (1.73)     (0.65)    (0.85)         ---        ---

  Total distributions                       (0.21)    (0.16)       (1.97)    (1.92)     (0.94)    (1.11)       (0.12)     (0.10)

 Net Asset Value, End of Period            $18.59    $18.38       $17.37    $17.17     $15.09    $14.91       $14.26     $14.27

 Total Return                                8.34%     8.08%       28.41%    28.25%     12.61%    12.45%       15.11%(2)  15.07%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $1,550    $1,299       $1,285    $1,283     $1,377    $1,515         $641       $782
  Ratio of expenses to
   average net assets                        2.00%     2.25%        2.00%     2.25%      1.75%     2.00%        1.75%(3)   2.00%(3)
  Ratio of net investment income to
   average net assets                        1.20%     0.93%        1.36%     1.21%      2.03%     1.85%        2.17%(3)   1.72%(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.80%     4.31%        4.03%     4.51%      4.37%     4.65%       22.70%(3)  13.37%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.60%    -1.13%       (0.67%)    (1.05%)   (0.59%)   (0.80%)     (18.78%)(3) (9.55%)(3)
  Portfolio turnover(1)                     51.36%    51.36%       41.22%     41.22%    50.79%    50.79%        5.06%      5.06%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 42

 FINANCIAL HIGHLIGHTS
 CORE EQUITY FUND

                                               Year ended                  Year ended                August 1, 1997* to
                                           December 31, 1999           December 31, 1998             December 31, 1997
                                          CLASS A       CLASS C       CLASS A      CLASS C          CLASS A      CLASS C

 Net Asset Value, Beginning of Period       $15.32       $15.32        $12.67       $12.66          $12.50       $12.50

 Income from Investment Operations:
  Net investment income                      (0.04)       (0.05)          ---        (0.01)           0.01        (0.01)
  Net gains (losses) from investments         3.27         3.24          2.88         2.90            0.24         0.24
  Total from investment operations            3.23         3.19          2.88         2.89            0.25         0.23

 Less Dividends and Distributions:
  From net investment income                   ---          ---           ---          ---           (0.01)         ---
  From net realized gains                    (0.27)       (0.27)        (0.23)       (0.23)          (0.05)       (0.05)
  In excess of net realized gains              ---          ---           ---          ---           (0.02)       (0.02)

  Total distributions                        (0.27)       (0.27)        (0.23)       (0.23)          (0.08)       (0.07)

 Net Asset Value, End of Period             $18.28       $18.24        $15.32       $15.32          $12.67       $12.66

 Total Return                                21.16%       20.90%        22.78%       22.85%           2.00%(1)     1.88%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)          $7,113       $5,506        $5,375       $2,466            $245          $80
  Ratio of expenses to
   average net assets                         1.77%        1.99%         1.80%        1.97%           2.00%(2)     2.25%(2)
  Ratio of net investment income to
   average net assets                        -0.23%       -0.46%         0.09%       -0.11%           0.10%(2)    (0.13%)(2)
  Ratio of expenses to average net assets
   before waiver of fees(3)                   2.02%        2.55%         3.13%        3.85%           9.50%(2)    16.67%(2)
  Ratio of net investment income to average
   net assets before waiver of fees(#)       -0.48%       -1.02%        -1.24%       -1.99%          (7.40%)(2)  (14.55%)(2)
  Portfolio turnover(4)                      51.22%       51.22%        79.98%       79.98%         129.79%      129.79%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 43

 FINANCIAL HIGHLIGHTS
 INTERNATIONAL EQUITY FUND

                                          Year ended   Year ended   9/2/97* to
                                           12/31/99     12/31/98     12/31/97

 Net Asset Value, Beginning of Period      $14.47        $12.18      $12.50

 Income from Investment Operations:
  Net investment income                     (0.04)        (0.02)      (0.02)
  Net gains (losses) from investments        4.31          2.43       (0.30)
  Total from investment operations           4.27          2.41       (0.32)

 Less Dividends and Distributions:
  In excess of net investment income          ---         (0.04)        ---
  From net realized gains                   (1.37)        (0.08)        ---

  Total distributions                       (1.37)        (0.12)        ---

 Net Asset Value, End of Period            $17.37        $14.47      $12.18

 Total Return                               30.07%        19.78%      (2.56%)(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)        $23,474       $18,273     $12,190
  Ratio of expenses to
   average net assets                        2.00%         2.00%       2.00%(2)
  Ratio of net investment income to
   average net assets                       -0.28%        -0.18%      (0.43%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                     2.37%         2.17%       2.68%(2)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.65%        -0.35%      (1.11%)(2)
  Portfolio turnover                        72.52%        86.13%      12.71%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 44

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999

1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows:
Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), Core Equity Fund, International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. The financial statements of the Institutional Fund are not in this report. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                       Percentage of Portfolio
                                                       Owned by Fund as of

Fund                             Portfolio             December 31, 1999

----                             ---------             -----------------
Tactical Asset Allocation Fund   Mutual Fund Portfolio          13%
Utility Growth Fund              Utilities Stock Portfolio      24%
Core Equity Fund                 Growth Stock Portfolio         19%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services which use valuation techniques approved by the Board of Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Board of Trustees.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOREIGN CURRENCY TRANSLATION

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is

The Flex-Partners Funds Annual Report * December 31, 1999               Page 45
marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. Tactical Asset Allocation Fund and Core Equity Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to capital.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

INVESTMENT INCOME & EXPENSES

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc., Sector Capital Management, Inc., and Commercial Union Investment Management, Ltd. serve as subadviser of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged to the Fund by RMA and MFSCo. The limitations currently in place are as follows:


The Flex-Partners Funds Annual Report * December 31, 1999               Page 46

                                             ANNUAL EXPENSE LIMITATION
                                             AS A PERCENTAGE OF
FUND                                         AVERAGE DAILY NET ASSETS
----                                         ------------------------
Tactical Asset Allocation Fund - Class A               1.75%*
Tactical Asset Allocation Fund - Class C               2.15%*
Utility Growth Fund - Class A                          1.75%*
Utility Growth Fund - Class C                          2.25%
Core Equity Fund - Class A                             1.75%*
Core Equity Fund - Class C                             2.00%*
International Equity Fund                              2.00%

* Prior to May 1, 1999, the annual expense limitation had * been 2.00%, 2.10%, 2.00%, 1.80% and 1.95% of average daily * net assets of the Tactical Asset Allocation Fund Class A and * Class C, Utility Growth Fund Class A and Core Equity Fund * Class A and Class C, respectively.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Adviser Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $13,730,741 and $14,232,933, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.

5.   FEDERAL TAX INFORMATION (Unaudited)

During the year ended December 31, 1999, the Funds declared long-term capital gain distributions in the following amounts:

                                                 AMOUNT
                                                 ------
Tactical Asset Allocation Fund                  $222,706
Utility Growth Fund                              462,179
Core Equity Fund                                  70,637
International Equity Fund                        982,477



The Flex-Partners Funds Annual Report * December 31, 1999               Page 47

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statements of assets and liabilities of The Flex-Partners Trust (including, respectively, the Tactical Asset Allocation Fund, the Core Equity Fund, and Utility Growth Fund and International Equity
Fund), including the portfolio of investments for the International Equity Fund, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-Partners Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. With respect to the International Equity Fund, our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-Partners Trust at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000



The Flex-Partners Funds Annual Report * December 31, 1999               Page 48

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                  $169,532,821   $18,635,935   $61,277,810
  Repurchase agreements, at cost*                   8,976,000           ---     4,037,000
  Trustee deferred compensation investments,           67,016        11,882        25,599
    at market value
  Cash                                                    699           ---           556
  Receivable for securities sold                          ---       695,684           ---
  Receivable for net variation margin on futures          ---           ---         8,500
    contracts
  Receivable from corresponding Fund                      ---           ---           ---
  Interest and dividend receivable                    168,932        45,025        43,604
  Prepaid/Other assets                                    667         1,954           630

Total Assets                                      178,746,135    19,390,480    65,393,699


Liabilities:
  Payable for securities purchased                        ---           ---        64,139
  Payable for Trustee Deferred Compensation Plan       67,016        11,882        25,599
  Payable to custodian for cash overdraft                 ---     1,292,032           ---
  Payable to investment adviser                       110,669        17,541        51,743
  Accrued audit fees                                   12,952        13,984        14,813
  Accrued custodian fees                                2,531           958         8,237
  Accrued trustee fees                                  4,988           ---         6,307
  Accrued fund accounting fees                          4,737         2,198         3,690
  Other accrued liabilities                             2,148           792         1,699

Total Liabilities                                     205,041     1,339,387       176,227

Net Assets                                       $178,541,094   $18,051,093   $65,217,472

Net Assets:
  Capital                                         161,236,113    15,979,753    48,528,287
  Net unrealized appreciation (depreciation) of    17,304,981     2,071,340    16,689,185
    investments

Net Assets                                       $178,541,094   $18,051,093   $65,217,472

  *Securities at cost                            $161,203,840   $16,564,595   $48,634,125


  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 49

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                             MUTUAL     UTILITIES      GROWTH
                                              FUND        STOCK        STOCK
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                 $3,795,724      $32,181     $285,463
  Dividends                                   197,740      459,721      627,091

Total Investment Income                     3,993,464      491,902      912,554

Expenses:
  Investment advisory fees                  1,214,387      149,369      570,139
  Accounting fees                              52,656       19,937       40,870
  Trustees fees and expenses                   47,730        8,682       27,375
  Audit fees                                   12,967       13,999       14,827
  Custodian fees                               12,095        3,310       27,806
  Other expenses                                8,715        6,292        6,868
  Legal fees                                      448          372          971
  Insurance                                       193           85          109

Total Expenses                              1,349,191      202,046      688,965

  Investment advisory fees waived                 ---          ---          ---
  Directed brokerage payments received            ---          ---       (6,058)

Total Net Expenses                          1,349,191      202,046      682,907

NET INVESTMENT INCOME                       2,644,273      289,856      229,647

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures     (5,791,888)         ---      245,618
    contracts
  Net realized gain (loss) from investments 33,288,636 3,637,703 5,094,690 Net change in unrealized appreciation
    (depreciation) of investments           (5,909,917)  (1,322,044)   6,025,737

NET GAIN (LOSS) ON INVESTMENTS              21,586,831    2,315,659   11,366,045

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $24,231,104   $2,605,515  $11,595,692

  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 50

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     MUTUAL      UTILITIES       GROWTH
                                                      FUND         STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,644,273     $289,856       $229,647
  Net realized gain (loss) from investments
    and futures contracts                           27,496,748    3,637,703      5,340,308
  Net change in unrealized appreciation
    (depreciation) of investments                   (5,909,917)  (1,322,044)     6,025,737
Net increase in net assets
  resulting from operations                         24,231,104    2,605,515     11,595,692

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     67,402,736   11,399,891    105,405,498
  Withdrawals                                      (53,900,433)  (9,173,858)  (102,951,461)
Net increase in net assets resulting from
  transactions of investors' beneficial interests   13,502,303    2,226,033      2,454,037

TOTAL INCREASE IN NET ASSETS                        37,733,407    4,831,548     14,049,729

NET ASSETS - Beginning of period                   140,807,687   13,219,545     51,167,743

NET ASSETS - End of period                        $178,541,094  $18,051,093    $65,217,472


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,040,969      $218,745      $335,278
  Net realized gain (loss) from investments
    and futures contracts                           8,222,183      (364,390)    4,583,800
  Net change in unrealized appreciation
    (depreciation) of investments                  23,909,375     1,126,399     4,790,713
Net increase in net assets
  resulting from operations                        34,172,527       980,754     9,709,791

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    21,876,913     6,977,776    74,136,798
  Withdrawals                                     (59,774,446)   (5,408,703)  (66,072,809)
Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                            (37,897,533)    1,569,073     8,063,989

TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,725,006)    2,549,827    17,773,780

NET ASSETS - Beginning of period                  144,532,693    10,669,718    33,393,963

NET ASSETS - End of period                       $140,807,687   $13,219,545   $51,167,743

  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 51

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1999         1998           1997             1996         1995

   Net Assets, End of Period ($000)            $178,541     $140,808       $144,533         $135,540     $122,109
   Ratio of Expenses to Average Net Assets         0.86%       0.91%          0.89%            0.87%        0.95%
   Ratio of Net Investment Income to
      Average Net Assets                           1.69%       1.56%          2.08%            1.86%        1.26%
   Portfolio Turnover Rate                       787.66%     128.31%        395.42%          297.41%      186.13%


UTILITIES STOCK PORTFOLIO

                                                                                                           Period from
                                                              Year Ended December 31,                   June 21, 1995* to
                                                       1999        1998           1997         1996     December 31, 1995

   Net Assets, End of Period ($000)                  $18,051     $13,220        $10,670       $7,964        $4,291
   Ratio of Expenses to Average Net Assets             1.35%       1.44%          1.60%        1.61%         2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.94%       1.73%          1.79%        2.24%         2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments               1.35%       1.46%          1.65%        1.66%         2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments        1.94%       1.71%          1.74%        2.19%         2.01%(1)
   Portfolio Turnover Rate                            69.20%      51.36%         41.22%       50.79%         5.06%

(1) Annualized
* Date of commencement of operations


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1999         1998             1997             1996         1995

   Net Assets, End of Period ($000)             $65,217      $51,168          $33,394          $24,414      $24,537
   Ratio of Expenses to Average Net Assets         1.15%       1.25%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to
      Average Net Assets                           0.39%       0.77%            0.83%            2.33%        3.78%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                        1.16%       1.26%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees             0.38%       0.76%            0.83%            2.33%        3.78%
   Portfolio Turnover Rate                        51.22%      79.98%          129.79%           81.66%      337.57%


See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 52

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 53

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1999, the Portfolios had the following activity in futures contracts:

                                 LONG CONTRACTS

                                   Number of contracts      Notional amount
MUTUAL FUND PORTFOLIO:
Outstanding, beginning of year               20                  $6,274,000
Contracts opened                          1,052                  23,319,887
Contracts closed                         (1,072)                (29,593,887)
Outstanding, end of year                    ---                        $---

GROWTH STOCK PORTFOLIO:
Outstanding, beginning of year                7                  $2,055,875
Contracts opened                            324                 107,321,562
Contracts closed                           (321)               (105,766,937)
Outstanding, end of year                     10                  $3,610,500


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 54

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

     or

     b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                  PURCHASES           SALES
---------                                  ---------           -----
Mutual Fund Portfolio                   $673,341,588        $671,730,867
Utilities Stock Portfolio                 12,829,792           9,928,610
Growth Stock Portfolio                    28,470,710          27,440,601

As of December 31, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:



                           COST BASIS    UNREALIZED   UNREALIZED  NET UNREALIZED
PORTFOLIO                OF INVESTMENTS APPRECIATION DEPRECIATION  APPRECIATION
---------                -------------- ------------ ------------  -------------
Mutual Fund Portfolio    $161,988,907   $17,305,018    ($785,104)   $16,519,914
Utilities Stock Portfolio  16,742,303     3,217,376   (1,323,744)     1,893,632
Growth Stock Portfolio     48,859,539    19,887,220   (3,423,449)    16,463,771


The Flex-Partners Funds Annual Report * December 31, 1999               Page 55

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000

                            PART C: OTHER INFORMATION

Item 23. EXHIBITS:

    (a)  Articles of Incorporation 1/
         (1) Amendment to Articles of Incorporation dated January 12, 1999 2/
    (b)  By-laws 2/
    (c)  Instruments Defining Rights of Security Holders
         (1) Articles of Incorporation 1/
         (2) Bylaws 2/
    (d)  Advisory Agreement (filed herewith)
         (1) Growth Stock Portfolio
         (2) Utilities Stock Portfolio
    (e)  Underwriting Agreement (to be filed by amendment)
    (f)  Bonus or Profit Sharing Contracts - none
    (g)  Custodian Agreement (filed herewith)
         (1) Growth Stock Portfolio
         (2) Utilities Stock Portfolio
    (h)  Other Material Contracts
         (1) Fund Accounting Services Agreement (to be filed by amendment)
         (2) Transfer Agency and Service Agreement (to be filed by amendment)
         (3) Administration Agreement (to be filed by amendment)
    (i)  Legal Opinion (to be filed by amendment)
    (j)  Other Opinions
         (1) Accountants' Consent - (to be filed by amendment)
    (k)  Omitted Financial Statements - none
    (l)  Initial Capital Agreement 2/
    (m) 12b-1 Plans for Class A Shares and 12b-1 and Service Plans for Class C Shares of the Core Equity Fund and Utility Fund (to be filed by amendment)
    (n) Multiple Class Plans Pursuant to Rule 18f-3 for the Core Equity Fund and Utility Fund (to be filed by amendment)
    (p)  Code of Ethics
         (1) Growth Stock Portfolio and Utilities Stock Portfolio (filed herewith)
         (2) Meeder Financial, Inc. (filed herewith)
         (3) Morgan Keegan & Company, Inc. (to be filed by amendment)

     1/ Incorporated by reference to the Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 27, 1998.

     2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on January 21, 1999.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25. INDEMNIFICATION

          Section Eleventh of the Articles of Incorporation of the Corporation states:

          Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

          Section 10.01 of the Bylaws of the Corporation states:

          The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

          Paragraph 4 of the Advisory Agreement between the Portfolios and R. Meeder & Associates, Inc. states:

               (4) The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

          Paragraphs 7 and 8 of the Underwriting Agreement between the Corporation and Morgan Keegan & Company, Inc. state:

          7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Not applicable.

Item 27. PRINCIPAL UNDERWRITER

          (a)  Bedford Money Market Fund
               Morgan Keegan Southern Capital Fund, Inc.

          (b)  Morgan Keegan & Company, Inc.

Name and                           Positions and              Positions and
Principal Business                 Offices With               Offices With
ADDRESS                            UNDERWRITER                 REGISTRANT
---------                          ------------------          ----------
(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.               Chairman and                Director,
                                   Chief Executive             President
                                   Officer, Executive
                                   Managing Director

Joseph C. Weller                   Chief Financial             Vice President,
                                   Officer, Executive          Treasurer and
                                   Managing Director,          Asst. Secretary
                                   Executive Vice President,
                                   Secretary and Treasurer

John W. Stokes, Jr.                Vice Chairman,              None
                                   Executive Managing
                                   Director

Robert A. Baird                    Executive                   None
                                   Managing Director

Douglas Edwards                    Executive Managing          None
                                   Director

James H. Ganier                    Executive Managing          None
                                   Director

Stephen P. Laffey                  Executive Managing          None
                                   Director

Thomas V. Orr                      Executive Managing          None
                                   Director

James A. Parish, Jr.               Executive Managing          None
                                   Director

Allen B. Adler                     Managing Director           None

Franklin P. Allen, III             Managing Director           None

George E. Arras, Jr.               Managing Director           None

James M. Augustine                 Managing Director           None

Joseph K. Ayers                    Managing Director           None

Rodney D. Baber, Jr.               Managing Director           None

George E. Bagwell                  Managing Director           None

Woodley H. Bagwell                 Managing Director           None

Charles E. Bailey                  Managing Director           None

Milton A. Barber                   Managing Director           None

Joseph C. Barkley                  Managing Director           None

Reginald E. Barnes                 Managing Director           None

Glen E. Bascom                     Managing Director           None

W. Preston Battle                  Managing Director           None

Robert C. Berry                    Managing Director           None

Cristan K. Blackman                Managing Director           None

John D. Brewer                     Managing Director           None

Paul S. Burd                       Managing Director           None

John B. Carr, Jr.                  Managing Director           None

John C. Carson, Jr.                Managing Director           None

Ted H. Cashion                     Managing Director           None

Marshall A. Clark                  Managing Director           None

William F. Clay                    Managing Director           None

Robert E. Cope                     Managing Director           None

Mark W. Crowl                      Managing Director           None

Harold L. Deaton                   Managing Director           None

William W. Deupree, Jr.            Managing Director           None

Robert H. Dudley, Jr.              Managing Director           None

Richard H. Eckels                  Managing Director           None

Richard S. Ferguson                Managing Director           None

Robert M. Fockler                  Managing Director           None

Wilmer J. Freiberg                 Managing Director           None

Graham D.S. Fulton                 Managing Director           None

John H. Geary                      Managing Director           None

Robert D. Gooch, Jr.               Managing Director           None

James F. Gould                     Managing Director           None

Terry C. Graves                    Managing Director           None

John H. Grayson, Jr.               Managing Director           None

Gary W. Guinn                      Managing Director           None

David M. Guthrie                   Managing Director           None

Jan L. Gwin                        Managing Director           None

Thomas M. Hahn                     Managing Director           None

Thomas V. Harkins                  Managing Director           None

Michael J. Harris                  Managing Director           None

Haywood Henderson                  Managing Director           None

Roderick E. Hennek                 Managing Director           None

Edwin L. Hoopes, III               Managing Director           None

William F. Hughes, Jr.             Managing Director           Director

Joe R. Jennings                    Managing Director           None

Robert Jetmundsen                  Managing Director           None

Ram P. Kasargod                    Managing Director           None

Peter R. Klyce                     Managing Director           None

Peter Stephen Knoop                Managing Director           None

W. Lawrence M. Knox, Jr.           Managing Director           None

E. Carl Krausnick, Jr.             Managing Director           None

James R. Ladyman                   Managing Director           None

A. Welling LaGrone, Jr.            Managing Director           None

Benton G. Landers                  Managing Director           None

William M. Lellyett, Jr.           Managing Director           None

W. G. Logan, Jr.                   Managing Director           None

Wiley H. Malden                    Managing Director           None

John Henry Martin                  Managing Director           None

William D. Mathis, III             Managing Director           None

John Fox Matthews                  Managing Director           None

Francis J. Maus                    Managing Director           None

Charles D. Maxwell                 Managing Director           Secretary and
                                                               Asst. Treasurer

John Welsh Mayer                   Managing Director           None

W. Neal McAtee                     Managing Director           None

Harris L. McCraw III               Managing Director           None

Edward S. Michelson                Managing Director           None

G. Rolfe Miller                    Managing Director           None

Gary C. Mills                      Managing Director           None

David Montague                     Managing Director           None

Robert M. Montague                 Managing Director           None

K. Brooks Monypeny                 Managing Director           None

John G. Moss                       Managing Director           None

Lewis A. Moyse                     Managing Director           None

William G. Mueller                 Managing Director           None

Mortimer S. Neblett                Managing Director           None

Philip G. Nichols                  Managing Director           None

Michael O'Keefe                    Managing Director           None

Jack A. Paratore                   Managing Director           None

William T. Patterson               Managing Director           None

J. Christopher Perkins             Managing Director           None

Minor Perkins                      Managing Director           None

Logan B. Phillips, Jr.             Managing Director           None

L. Jack Powell                     Managing Director           None

S. Mark Powell                     Managing Director           None

Richard L. Preis                   Managing Director           None

C. David Ramsey                    Managing Director           None

Hedi H. Reynolds                   Managing Director           None

Donna L. Richardson                Managing Director           None

R. Michael Ricketts                Managing Director           None

Thomas E. Robinson, Sr.            Managing Director           None

Darien M. Roche                    Managing Director           None

Kenneth L. Rowland                 Managing Director           None

W. Wendell Sanders                 Managing Director           None

E. Elkan Scheidt                   Managing Director           None

Ronald J. Schuberth                Managing Director           None

Lynn T. Shaw                       Managing Director           None

Fred B. Smith                      Managing Director           None

Richard J. Smith                   Managing Director           None

Robert L. Snider                   Managing Director           None

John B. Snowden, IV                Managing Director           None

Thomas A. Snyder                   Managing Director           None

Rick A. Spell                      Managing Director           None

John W. Stokes, III                Managing Director           None

John Burke Strange                 Managing Director           None

James M. Tait, III                 Managing Director           None

J. Crosby Taylor, Jr.              Managing Director           None

Phillip C. Taylor                  Managing Director           None

John D. Threadgill                 Managing Director           None

P. Gibbs Vestal                    Managing Director           None

Edmund J. Wall                     Managing Director           None

W. Charles Warner                  Managing Director           None

Richard E. Watson                  Managing Director           None

Craig T. Weichmann                 Managing Director           None

John S. Wilson                     Managing Director           None

J. William Wyker III               Managing Director           None

John J. Zollinger, III             Managing Director           None

          (c)  None

Item 28. LOCATION OF ACCOUNTS AND RECORDS

          The books and other documents required by paragraphs (b)(4), (c) and
          (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Portfolios' adviser, Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, OH 43017. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. Certain custodial records are in the custody of Firstar Bank, N.A., the Funds' custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES

          Not applicable

Item 30. UNDERTAKINGS

          Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Morgan Keegan Select Fund, Inc., has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Memphis, and the State of Tennessee, on the 25th day of May, 2000.

                                       MORGAN KEEGAN SELECT FUND, INC.


                                       By:/S/ WILLIAM F. HUGHES, JR.
                                          --------------------------
                                          William F. Hughes, Jr., Director

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                       DATE
---------                           -----                       ----

/S/ ALLEN B. MORGAN, JR.            Director and President      May 25, 2000
-------------------------------     (Chief Executive Officer)
Allen B. Morgan, Jr.

/S/ JOSEPH C. WELLER                Vice President and          May 25, 2000
-------------------------------     Treasurer (Chief
Joseph C. Weller                    Financial Officer)


                                    Director
-------------------------------
James D. Witherington, Jr.

/S/ WILLIAM F. HUGHES, JR.          Director                    May 25, 2000
-------------------------------
William F. Hughes, Jr.

/S/ WILLIAM JEFFERIES MANN          Director                    May 25, 2000
-------------------------------
William Jefferies Mann

                                    Director
-------------------------------
James Stillman R. McFadden

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Utilities Stock Portfolio, has duly caused this Post-Effective Amendment No. 2 to Morgan Keegan Select Fund, Inc.'s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio, on the 31st day of May, 2000.

                                             UTILITIES STOCK PORTFOLIO

                                             By:  /S/  WESLEY F. HOAG
                                                 ------------------------------
                                                      Wesley F. Hoag

     Pursuant to requirements of the Securities Act, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                        DATE
---------                          -----                        ----

ROBERT S. MEEDER, SR.*             President and Trustee          May 31, 2000
-----------------------------
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*             Trustee                        May 31, 2000
-----------------------------
Milton S. Bartholomew

ROGER D. BLACKWELL*                Trustee                        May 31, 2000
-----------------------------
Roger D. Blackwell

JAMES W. DIDION*                   Trustee                        May 31, 2000
-----------------------------
James W. Didion

CHARLES A. DONABEDIAN*             Trustee                        May 31, 2000
-----------------------------
Charles A. Donabedian

THOMAS E. LINE*                    Principal Financial Officer,
-----------------------------      Principal Accounting
Thomas E. Line                     Officer and Treasurer          May 31, 2000


ROBERT S. MEEDER, JR.*             Vice President and Trustee     May 31, 2000
-----------------------------
Robert S. Meeder, Jr.

JACK W. NICKLAUS II*               Trustee                        May 31, 2000
-----------------------------
Jack W. Nicklaus II

WALTER L. OGLE*                    Trustee                        May 31, 2000
-----------------------------
Walter L. Ogle

PHILIP A. VOELKER*                 Vice President and Trustee     May 31, 2000
-----------------------------
Philip A. Voelker

*By: /S/  WESLEY F. HOAG
----------------------------------
       Wesley F. Hoag
       Executed by Wesley F. Hoag on behalf
       of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Growth Stock Portfolio, has duly caused this Post-Effective Amendment No. 2 to Morgan Keegan Select Fund, Inc.'s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio, on the 31st day of May, 2000.

                                           GROWTH STOCK PORTFOLIO

                                           By:  /S/  WESLEY F. HOAG
                                               -------------------------------
                                                    Wesley F. Hoag

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                          TITLE                        DATE
---------                          -----                        ----

ROBERT S. MEEDER, SR.*             President and Trustee          May 31, 2000
-----------------------------
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*             Trustee                        May 31, 2000
-----------------------------
Milton S. Bartholomew

ROGER D. BLACKWELL*                Trustee                        May 31, 2000
-----------------------------
Roger D. Blackwell

JAMES W. DIDION*                   Trustee                        May 31, 2000
-----------------------------
James W. Didion

CHARLES A. DONABEDIAN*             Trustee                        May 31, 2000
-----------------------------
Charles A. Donabedian

THOMAS E. LINE*                    Principal Financial Officer,
-----------------------------      Principal Accounting
Thomas E. Line                     Officer and Treasurer          May 31, 2000


ROBERT S. MEEDER, JR.*             Vice President and Trustee     May 31, 2000
-----------------------------
Robert S. Meeder, Jr.

JACK W. NICKLAUS II*               Trustee                        May 31, 2000
-----------------------------
Jack W. Nicklaus II

WALTER L. OGLE*                    Trustee                        May 31, 2000
-----------------------------
Walter L. Ogle

PHILIP A. VOELKER*                 Vice President and Trustee     May 31, 2000
-----------------------------
Philip A. Voelker

*By: /S/  WESLEY F. HOAG
----------------------------------
       Wesley F. Hoag
       Executed by Wesley F. Hoag on behalf
       of those indicated pursuant to Powers of Attorney